UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2015

Date of reporting period:	June 1, 2014 – November 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDREX

Putnam Dynamic Risk Allocation Fund

Semiannual report
11|30|14

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Dynamic Risk
Allocation Fund

Semiannual report
11 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Trustee approval of management contract	17
Financial statements	22

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the start of 2015, the U.S. economy appears to be on firm footing. The nation’s unemployment rate has fallen substantially, while gross domestic product expanded in the second and third quarters of 2014. Over the course of 2014, U.S. stocks advanced, and many areas of the bond markets delivered positive results, including tax-exempt bonds, which benefited from solid investor demand.

U.S. consumers are also seeing an unexpected increase in disposable income thanks to the drop in energy prices over the past several months. While supportive of U.S. growth, lower energy prices unfortunately pose economic difficulties to a number of oil-exporting countries. In addition, Europe, China, and Japan are attending to policy measures to help restore economic vigor.

Since the Federal Reserve concluded its quantitative easing program in the fall of 2014, the major policy question for the United States is when the central bank will raise short-term interest rates. A move in mid-2015 appears likely, according to comments from Fed officials. Rising rates could generate a potential headwind for fixed-income securities and markets more broadly.

The first months of the new year may be a good time to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for both the opportunities and the risks in today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

January 8, 2015

Performance
snapshot

Annualized total return (%) comparison as of 11/30/14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Barclays Global Aggregate Bond Index, and 10% of which is the S&P Goldman Sachs Commodity Index. See index descriptions on pages 15–16.

†Returns for the six-month period are not annualized, but cumulative.
4     Dynamic Risk Allocation Fund

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

What was the environment like during the six-month reporting period ending November 30, 2014?

Investors benefited from strong U.S. stock market performance during the period. Despite some sources of uncertainty both here in the United States and across the globe, stocks exhibited resilience, with the S&P 500 Index notching numerous highs throughout the past six months. In the United States, markets surmounted questions about the impact of the Federal Reserve’s reduction and eventual end of its long-running bond-buying program. Abroad, conflicts in Eastern Europe and the Middle East, the Ebola virus health scare, and economic slowdowns in the eurozone and China prompted concerns. At the same time, several positive developments emerged: The U.S. unemployment rate dropped below 6%, GDP growth rebounded, merger-and-acquisition activity increased, and corporate earnings, particularly top-line revenue growth, continued to grow.

During the period, the price of oil fell precipitously as a result of excess supply due to slackening global demand, North American energy production, and signs that the Organization of Petroleum Exporting Countries [OPEC] wasn’t likely to reduce output. While not positive for the energy sector, cheaper oil has been a tailwind for economic growth, particularly for U.S. consumers, who paid lower prices at the gas pump as well as on their home-heating bills.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/14. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

Dynamic Risk Allocation Fund     5

What strategies did you employ in the portfolio, and how did the portfolio perform?

The portfolio and its risk allocation strategy performed reasonably well during the period. Both dynamic asset allocation and active strategies added value. An underweight to commodities was one of the largest benchmark-relative contributors, though overweight positions in large- and small-cap U.S. equities also benefited the portfolio. Active strategy execution was also positive, led by strong security selection within commodities, where we have de-emphasized exposure to energy-sensitive assets. Currency positioning was also one of the primary positive contributors for the period, as both active currency and foreign exchange hedging benefited from a rallying U.S. dollar.

In this environment, the fund’s class A shares slipped -0.43% during the six months ended November 30, 2014, outperforming its custom benchmark, the Putnam Dynamic Risk Allocation Blended Index, which declined –2.76%.

Portfolio composition

U.S. TIPS
29.8%
International bonds
24.9%
U.S. equity
21.2%
U.S. high-yield bonds
15.1%
U.S. investment-grade bonds
14.4%
International equity
11.9%
Commodities
10.6%
Real estate investment trusts
5.1%
Emerging-market bonds
5.0%
Emerging-market equity
4.9%
Cash and net other assets
–42.9%

Allocations are shown as a percentage of the fund’s net assets as of 11/30/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

A negative percentage reflects the effects of fund strategies that are designed to enhance performance if certain securities decline in value.
6     Dynamic Risk Allocation Fund

“We believe that the U.S. economy is
continuing to gather strength.”

Bob Kea

What is your view of stock valuations today?

Equity valuations may be stretched — meaning they may be somewhat higher than normal when viewed against the market’s long-term price-to-earnings ratio — but we’re not overly concerned. High valuations alone are not what end a bull market, in our opinion. Rather, bull markets typically run out of gas because of economic recessions or the dramatic tightening of interest rates by the Federal Reserve, and we don’t believe either of those scenarios is likely to play out in the short term. We continue to believe that risk assets such as U.S. stocks should support further growth in the portfolio in the near term, particularly in light of the U.S. economy’s ongoing expansion and generally positive earnings by many domestic companies.

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.
Dynamic Risk Allocation Fund     7

Now that the Fed has ended its quantitative easing bond-buying program, what is your perspective on the central bank raising short-term interest rates?

We believe the Fed will be circumspect and act appropriately with its decision regarding short-term interest rate increases. As we know, the central bank has concluded its quantitative easing [QE] program, in which it had been buying U.S. Treasuries and agency mortgage-backed securities. Fed officials cited “substantial improvement” in employment growth and sustained strengthening of the overall economy as key reasons for ending QE. While investors were concerned about the termination of QE, the markets took the program’s conclusion in stride. We believe this is what the central bank has hoped for all along — that the economic recovery would sustain itself without stimulus.

In anticipation of the possibility of the Fed raising short-term interest rates in mid-2015, we’re monitoring the credit markets closely and have begun to reduce exposure across the portfolio. We are also monitoring interest-rate-sensitive assets, given the expectation that rates will eventually rise.

Risk allocations

Allocations are shown as a percentage of the fund’s net assets as of 11/30/14. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.
8     Dynamic Risk Allocation Fund

With a global environment of very low yields and a strong U.S. dollar, however, U.S. Treasuries continue to look attractive, in our opinion. We also like the potential diversification benefits of having some exposure to rate-sensitive bonds.

What is your outlook for the economy and the market in coming months?

We believe that the U.S. economy is continuing to gather strength, with declining unemployment, lower energy prices, and earnings continuing to surprise on the upside. As mentioned above, we believe equities are fully valued, but not overvalued, and I believe they can continue to deliver decent risk-adjusted returns into 2015. We’re currently watching the credit markets closely and have begun to reduce exposure across the portfolio.

At the same time, however, we like the diversification benefits of having some exposure to bonds, as they tend to be negatively correlated to equities and credit. With respect to commodities, the asset class has been a weak performer — particularly during the second half of the six-month period — so we expect to maintain an underweight there in the future. Overall, while still somewhat constructive, we do not expect to see the same level of return from the equity, credit, and bond markets that took place over the past three years.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund     9

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

The plummeting price of oil, which dropped at least 40% to under $60 per barrel from June to November, has put more money into American consumers’ pockets and is likely to accelerate the pace of the nation’s economic recovery. Savings gained from lower heating and gasoline costs have helped boost consumer confidence across the United States. Prices fell in response to greater oil supplies, combined with reduced energy demand. Domestic oil production has increased due to advanced extraction techniques, like hydraulic fracturing. Overseas, the 12-nation Organization of Petroleum Exporting Countries (OPEC) has been slow to reduce output, instead opting to sell excess reserves at a deep discount to struggling economies in Asia and Europe. Competing on price, however, may put OPEC-member countries at risk of stalling their own economic progress. In Russia and Venezuela, for example, shrinking oil revenue has contributed to weakened local currencies and increased inflationary concerns. In regard to demand, the International Energy Agency revised its global oil consumption outlook downward by 230,000 barrels per day, to 900,000, for 2015.

10     Dynamic Risk Allocation Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Life of fund	22.24%	15.21%	19.31%	16.31%	19.35%	19.35%	20.26%	16.05%	21.25%	23.43%	23.52%	23.25%
Annual average	6.48	4.53	5.68	4.84	5.69	5.69	5.94	4.77	6.21	6.81	6.83	6.76
3 years	22.00	14.98	19.31	16.31	19.35	19.35	20.14	15.93	21.12	23.06	23.15	22.88
Annual average	6.85	4.76	6.06	5.17	6.07	6.07	6.31	5.05	6.60	7.16	7.19	7.11
1 year	5.44	–0.62	4.65	–0.35	4.61	3.61	4.84	1.17	5.11	5.76	5.69	5.63
6 months	–0.43	–6.16	–0.87	–5.83	–0.87	–1.87	–0.78	–4.25	–0.61	–0.34	–0.34	–0.35

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Dynamic Risk Allocation Fund     11

Comparative index returns For periods ended 11/30/14

	Putnam Dynamic Risk Allocation Blended Index	Lipper Alternative Global Macro Funds category average*
Life of fund	25.57%	15.78%
Annual average	7.38	4.47
3 years	23.97	16.58
Annual average	7.43	5.04
1 year	2.38	3.18
6 months	–2.76	–0.62

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year and life-of-fund periods ended 11/30/14, there were 324, 303, 193, and 184 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/14

	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
5/31/14	$11.58	$12.29	$11.44	$11.44	$11.60	$12.02	$11.52	$11.62	$11.61	$11.59
11/30/14	11.53	12.23	11.34	11.34	11.51	11.93	11.45	11.58	11.57	11.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Life of fund	19.76%	12.87%	16.87%	13.87%	16.89%	16.89%	17.83%	13.71%	18.75%	20.98%	21.10%	20.83%
Annual average	5.65	3.76	4.86	4.04	4.87	4.87	5.13	3.99	5.37	5.97	6.01	5.93
3 years	19.13	12.28	16.45	13.45	16.46	16.46	17.30	13.19	18.21	20.17	20.29	20.02
Annual average	6.01	3.94	5.21	4.29	5.21	5.21	5.46	4.22	5.74	6.31	6.35	6.27
1 year	2.69	–3.22	2.00	–2.89	1.99	1.01	2.16	–1.42	2.41	2.99	3.03	2.94
6 months	–3.46	–9.01	–3.83	–8.44	–3.84	–4.76	–3.77	–7.14	–3.66	–3.33	–3.29	–3.38

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12     Dynamic Risk Allocation Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal year ended 5/31/14*	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%	1.13%	1.17%
Total annual operating expenses for the fiscal year ended 5/31/14	1.52%	2.27%	2.27%	2.02%	1.77%	1.23%	1.13%	1.27%
Annualized expense ratio for the six-month period ended 11/30/14	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%	1.09%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2014, to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$7.00	$10.73	$10.73	$9.49	$8.25	$5.76	$5.46	$5.76
Ending value (after expenses)	$995.70	$991.30	$991.30	$992.20	$993.90	$996.60	$996.60	$996.50

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Risk Allocation Fund     13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2014, use the following calculation method. To find the value of your investment on June 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$7.08	$10.86	$10.86	$9.60	$8.34	$5.82	$5.52	$5.82
Ending value (after expenses)	$1,018.05	$1,014.29	$1,014.29	$1,015.54	$1,016.80	$1,019.30	$1,019.60	$1,019.30

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Dynamic Risk Allocation Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% MSCI World Index (ND), 40% Barclays Global Aggregate Bond Index, and 10% S&P Goldman Sachs Commodity Index.

S&P 500 Index is an unmanaged index of common stock performance.

Dynamic Risk Allocation Fund     15

S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2014, Putnam employees had approximately $501,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Dynamic Risk Allocation Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

Dynamic Risk Allocation Fund     17

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

18     Dynamic Risk Allocation Fund

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2013. In addition, effective through at least September 30, 2015, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.15% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam

Dynamic Risk Allocation Fund     19

Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on September 19, 2011, the Trustees considered that its class A share cumulative total return performance at net asset value was in the third quartile of its Lipper peer group (Lipper Global Flexible Portfolio Funds) for the one-year period ended December 31, 2013

20     Dynamic Risk Allocation Fund

(the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over that one-year period, there were 467 funds in your fund’s Lipper peer group. Because your fund commenced operations on September 19, 2011, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Dynamic Risk Allocation Fund     21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22     Dynamic Risk Allocation Fund

The fund’s portfolio 11/30/14 (Unaudited)

COMMON STOCKS (45.5%)*	Shares	Value
Banking (3.4%)
Access National Corp.	461	$8,058
Australia & New Zealand Banking Group, Ltd. (Australia)	4,606	124,880
Banco Bilbao Vizcaya Argentaria SA (Spain)	10,968	117,668
Banco Latinoamericano de Exportaciones SA Class E (Panama)	1,008	32,448
Banco Santander SA (Spain)	19,639	176,502
Bank of Yokohama, Ltd. (The) (Japan)	21,000	118,380
Bankia SA (Spain) †	68,005	118,892
Barclays PLC (United Kingdom)	15,833	60,422
BNP Paribas SA (France)	2,203	141,389
BofI Holding, Inc. †	288	22,729
Capital One Financial Corp.	11,029	917,613
Cardinal Financial Corp.	928	16,955
Citizens & Northern Corp.	520	10,124
Commonwealth Bank of Australia (Australia)	5,494	376,692
Credit Agricole SA (France)	13,429	188,979
Credit Suisse Group AG (Switzerland)	2,668	71,155
Cullen/Frost Bankers, Inc.	1,121	83,694
DBS Group Holdings, Ltd. (Singapore)	9,000	136,838
East West Bancorp, Inc.	308	11,325
Farmers Capital Bank Corp. †	403	9,184
Financial Institutions, Inc.	554	13,135
First Community Bancshares Inc.	543	8,395
First NBC Bank Holding Co. †	338	12,303
FirstMerit Corp.	660	11,807
Flushing Financial Corp.	582	11,186
Hang Seng Bank, Ltd. (Hong Kong)	8,700	144,886
Hanmi Financial Corp.	1,116	22,432
Heartland Financial USA, Inc.	360	9,025
Heritage Financial Group, Inc.	509	10,704
Joyo Bank, Ltd. (The) (Japan)	19,000	95,893
Lloyds Banking Group PLC (United Kingdom) †	244,310	306,480
M&T Bank Corp.	2,506	315,806
MainSource Financial Group, Inc.	835	14,880
Meta Financial Group, Inc.	320	11,264
National Australia Bank, Ltd. (Australia)	4,713	130,519
New York Community Bancorp, Inc.	10,280	163,349
Northern Trust Corp.	1,564	105,930
OFG Bancorp (Puerto Rico)	549	8,202
Pacific Premier Bancorp, Inc. †	592	9,419
PacWest Bancorp	469	21,809
Peoples Bancorp, Inc.	554	13,412
Popular, Inc. (Puerto Rico) †	436	14,231
Republic Bancorp, Inc. Class A	374	8,494
Resona Holdings, Inc. (Japan)	40,200	217,065
Signature Bank †	1,285	155,832
Skandinaviska Enskilda Banken AB (Sweden)	11,457	150,977

Dynamic Risk Allocation Fund     23

COMMON STOCKS (45.5%)* cont.	Shares	Value
Banking cont.
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,700	$101,807
Swedbank AB Class A (Sweden)	5,654	148,027
U.S. Bancorp	13,543	598,601
UniCredit SpA (Italy)	15,460	113,921
United Community Banks, Inc.	573	10,085
Wells Fargo & Co.	27,378	1,491,553
Westpac Banking Corp. (Australia)	5,217	144,539
		7,339,895
Basic materials (2.0%)
Aceto Corp.	400	8,400
Amcor, Ltd. (Australia)	10,656	110,282
Andersons, Inc. (The)	347	18,752
Antofagasta PLC (United Kingdom)	6,672	76,657
ArcelorMittal SA (France)	8,855	108,267
BASF SE (Germany)	1,731	157,084
BHP Billiton PLC (Australia)	4,557	107,592
BHP Billiton, Ltd. (Australia)	5,187	134,018
Cabot Corp.	272	11,718
Cambrex Corp. †	1,920	43,680
Compass Minerals International, Inc.	875	76,169
Domtar Corp. (Canada)	220	8,954
EMS-Chemie Holding AG (Switzerland)	238	88,242
Glencore Xstrata PLC (United Kingdom)	20,764	103,637
Hitachi Metals, Ltd. (Japan)	10,000	173,247
Horsehead Holding Corp. †	684	10,684
Innophos Holdings, Inc.	311	16,819
Innospec, Inc.	402	17,230
International Flavors & Fragrances, Inc.	1,769	178,970
KapStone Paper and Packaging Corp. †	963	28,765
Koninklijke Boskalis Westminster NV (Netherlands)	2,467	138,280
Kraton Performance Polymers, Inc. †	436	8,022
L.B. Foster Co. Class A	262	12,144
Limoneira Co.	264	6,772
LSB Industries, Inc. †	930	30,755
Minerals Technologies, Inc.	146	10,838
Newmont Mining Corp.	1,425	26,220
Nippon Paint Holdings Co., Ltd. (Japan)	5,000	129,526
NN, Inc.	1,116	23,626
OM Group, Inc.	852	23,183
PPG Industries, Inc.	2,343	512,695
Rio Tinto PLC (United Kingdom)	2,367	110,218
Royal Gold, Inc.	1,630	103,798
Sherwin-Williams Co. (The)	2,033	497,800
Sigma-Aldrich Corp.	1,968	268,829
Stillwater Mining Co. †	931	12,224
Sumitomo Metal Mining Co., Ltd. (Japan)	8,000	122,487
Syngenta AG (Switzerland)	407	134,010
ThyssenKrupp AG (Germany) †	7,619	201,517

24     Dynamic Risk Allocation Fund

COMMON STOCKS (45.5%)* cont.	Shares	Value
Basic materials cont.
Trex Co., Inc. †	475	$20,017
Tronox, Ltd. Class A	347	7,825
U.S. Silica Holdings, Inc.	794	24,947
UPM-Kymmene OYJ (Finland)	8,194	135,779
Wendel SA (France)	1,028	120,942
Zep, Inc.	856	11,650
		4,173,271
Capital goods (1.7%)
ABB, Ltd. (Switzerland)	7,045	158,112
Airbus Group NV (France)	936	56,899
Alliant Techsystems, Inc.	98	11,141
Altra Industrial Motion Corp.	856	26,219
Astronics Corp. †	270	13,235
Atlas Copco AB Class A (Sweden)	7,338	211,701
AZZ, Inc.	237	10,613
Canon, Inc. (Japan)	4,200	134,680
Chase Corp.	484	16,432
Douglas Dynamics, Inc.	712	16,397
Franklin Electric Co., Inc.	349	13,108
Generac Holdings, Inc. †	321	13,925
GrafTech International, Ltd. †	4,779	19,498
Greenbrier Cos., Inc. (The) S	477	26,464
Hyster-Yale Materials Holdings, Inc.	169	12,406
JGC Corp. (Japan)	4,000	86,059
Kadant, Inc.	480	19,152
Lockheed Martin Corp.	4,959	949,946
Middleby Corp. (The) †	274	26,205
Miller Industries, Inc.	586	10,501
Mitsubishi Electric Corp. (Japan)	17,000	204,355
MSA Safety, Inc.	197	10,821
OSRAM Licht AG (Germany) †	2,011	83,409
Polypore International, Inc. †	121	6,227
Republic Services, Inc.	4,379	173,452
Roper Industries, Inc.	1,593	251,407
Safran SA (France)	1,239	80,036
Singapore Technologies Engineering, Ltd. (Singapore)	42,000	108,416
Standard Motor Products, Inc.	810	30,902
Standex International Corp.	222	16,199
Stericycle, Inc. †	1,304	168,112
Stoneridge, Inc. †	1,362	14,791
Tenneco, Inc. †	212	11,522
THK Co., Ltd. (Japan)	5,200	125,971
Tower International, Inc. †	910	23,232
Vinci SA (France)	3,445	186,106
Wabash National Corp. †	2,197	23,706
Waste Connections, Inc.	1,806	85,261
Waste Management, Inc.	6,517	317,573
		3,754,191

Dynamic Risk Allocation Fund     25

COMMON STOCKS (45.5%)* cont.	Shares	Value
Communication services (1.3%)
Arris Group, Inc. †	154	$4,585
Aruba Networks, Inc. †	296	5,538
BT Group PLC (United Kingdom)	30,832	197,216
CalAmp Corp. †	869	16,242
Deutsche Telekom AG (Germany)	9,857	167,848
EchoStar Corp. Class A †	698	37,608
Frontier Communications Corp.	3,028	21,347
HSN, Inc.	90	6,564
IDT Corp. Class B	480	8,131
Inteliquent, Inc.	702	12,931
Iridium Communications, Inc. †	1,242	11,861
magicJack VocalTec, Ltd. (Israel) †	1,926	15,658
NeuStar, Inc. Class A †	518	14,116
NTT DoCoMo, Inc. (Japan)	8,200	127,935
Orange (France)	8,797	154,740
Ruckus Wireless, Inc. †	725	8,309
ShoreTel, Inc. †	791	5,917
Spok Holdings, Inc.	619	9,817
Tele2 AB Class B (Sweden)	4,338	56,160
Telefonica SA (Spain)	8,244	131,954
Telenor ASA (Norway)	5,369	113,165
Telstra Corp., Ltd. (Australia)	33,310	161,093
Ubiquiti Networks, Inc.	147	4,248
Verizon Communications, Inc.	26,515	1,341,394
Vodafone Group PLC (United Kingdom)	23,041	84,309
		2,718,686
Conglomerates (1.0%)
3M Co.	5,320	851,679
Danaher Corp.	11,611	970,215
Exor SpA (Italy)	1,976	87,787
Marubeni Corp. (Japan)	5,000	31,525
Siemens AG (Germany)	2,227	263,440
		2,204,646
Consumer cyclicals (5.9%)
Adidas AG (Germany)	997	79,925
Advance Auto Parts, Inc.	233	34,270
ANN, Inc. †	648	23,801
Automatic Data Processing, Inc.	5,672	485,750
AutoZone, Inc. †	771	445,414
Babcock International Group PLC (United Kingdom)	6,722	119,138
Bayerische Motoren Werke (BMW) AG (Germany)	1,275	145,735
Brown Shoe Co., Inc.	332	10,876
Brunswick Corp.	556	27,622
Bunzl PLC (United Kingdom)	4,824	134,322
Bureau Veritas SA (France)	3,903	93,010
CaesarStone Sdot-Yam, Ltd. (Israel)	187	11,594
Carmike Cinemas, Inc. †	550	16,302
CDK Global, Inc. †	1,890	71,952
Century Casinos, Inc. †	1,211	6,285

26     Dynamic Risk Allocation Fund

COMMON STOCKS (45.5%)* cont.	Shares	Value
Consumer cyclicals cont.
Children’s Place Retail Stores, Inc. (The)	388	$21,751
Compagnie Financiere Richemont SA (Switzerland)	1,088	102,226
Compass Group PLC (United Kingdom)	8,216	139,687
Conn’s, Inc. †	564	19,345
Continental AG (Germany)	1,211	254,683
Cooper Tire & Rubber Co.	1,037	35,185
Corporate Executive Board Co. (The)	126	9,224
Deckers Outdoor Corp. †	122	11,800
Deluxe Corp.	778	45,474
Demand Media, Inc. †	158	882
Denso Corp. (Japan)	1,900	88,745
Dillards, Inc. Class A	260	30,649
Discovery Communications, Inc. †	1,191	40,506
Dollar Tree, Inc. †	5,283	361,146
DSW, Inc. Class A	365	12,950
Ecolab, Inc.	3,247	353,761
Ennis, Inc.	687	9,144
Entravision Communications Corp. Class A	5,915	38,211
Experian PLC (United Kingdom)	6,313	99,729
Freshpet, Inc. †	129	2,156
Fuji Heavy Industries, Ltd. (Japan)	9,000	327,541
G&K Services, Inc. Class A	292	19,009
Gartner, Inc. †	1,505	128,647
Geberit International AG (Switzerland)	388	134,917
Global Cash Access Holdings, Inc. †	3,187	22,628
GNC Holdings, Inc. Class A	828	36,614
Green Dot Corp. Class A †	491	10,807
Hanesbrands, Inc.	2,571	297,516
Harbinger Group, Inc. †	2,314	31,748
Heartland Payment Systems, Inc.	444	24,207
Home Depot, Inc. (The)	12,205	1,213,177
Host Hotels & Resorts, Inc. R	19,227	446,835
ITV PLC (United Kingdom)	55,933	186,797
Johnson Controls, Inc.	7,582	379,100
KAR Auction Services, Inc.	779	26,992
Kimberly-Clark Corp.	6,187	721,342
Lions Gate Entertainment Corp.	1,177	39,900
Live Nation Entertainment, Inc. †	1,304	34,947
lululemon athletica, Inc. (Canada) †	205	9,879
Lumber Liquidators Holdings, Inc. †	335	21,303
Marcus Corp.	1,060	17,448
Marriott Vacations Worldwide Corp.	291	21,391
MGM China Holdings, Ltd. (Hong Kong)	44,400	134,062
MSC Industrial Direct Co., Inc. Class A	1,223	94,990
National CineMedia, Inc.	2,772	39,252
Next PLC (United Kingdom)	2,578	272,360
Nu Skin Enterprises, Inc. Class A	271	11,328
O’Reilly Automotive, Inc. †	2,576	470,738

Dynamic Risk Allocation Fund     27

COMMON STOCKS (45.5%)* cont.	Shares	Value
Consumer cyclicals cont.
Omnicom Group, Inc.	6,276	$484,947
Panasonic Corp. (Japan)	12,600	163,007
Penn National Gaming, Inc. †	1,637	23,245
PGT, Inc. †	2,345	22,066
Pitney Bowes, Inc.	703	17,308
Randstad Holding NV (Netherlands)	769	37,901
RE/MAX Holdings, Inc. Class A	715	23,917
Remy International, Inc.	466	8,574
Renault SA (France)	1,451	116,527
Scripps Networks Interactive Class A	2,702	211,215
SeaWorld Entertainment, Inc.	1,163	19,410
Select Comfort Corp. †	933	24,575
Shimano, Inc. (Japan)	2,000	271,305
Signet Jewelers, Ltd.	2,067	270,694
Sinclair Broadcast Group, Inc. Class A	666	19,421
SJM Holdings, Ltd. (Hong Kong)	42,000	82,820
Sonic Automotive, Inc. Class A	772	19,910
Steven Madden, Ltd. †	253	8,627
Suzuki Motor Corp. (Japan)	7,100	224,308
Swatch Group AG (The) (Switzerland)	195	96,232
Thomson Reuters Corp. (Canada)	3,381	133,888
TiVo, Inc. †	2,064	25,140
Total System Services, Inc.	4,331	142,880
Toyota Motor Corp. (Japan)	3,400	209,534
Vail Resorts, Inc.	106	9,290
Valeo SA (France)	1,458	179,581
Vantiv, Inc. Class A †	3,141	105,977
VF Corp.	5,488	412,533
Viacom, Inc. Class B	10,813	817,787
Visteon Corp. †	153	14,994
		12,756,338
Consumer finance (0.7%)
Encore Capital Group, Inc. †	601	25,789
Federal Agricultural Mortgage Corp. Class C	401	12,194
Home Loan Servicing Solutions, Ltd. (Cayman Islands)	929	18,153
MicroFinancial, Inc.	649	5,633
Nelnet, Inc. Class A	648	29,704
Ocwen Financial Corp. †	775	17,779
Performant Financial Corp. †	2,403	16,340
PHH Corp. †	480	11,117
PRA Group, Inc. †	531	31,074
Regional Management Corp. †	640	8,678
Visa, Inc. Class A	4,966	1,282,172
		1,458,633
Consumer staples (4.3%)
Altria Group, Inc.	22,857	1,148,793
Anheuser-Busch InBev NV (Belgium)	1,675	196,249
Associated British Foods PLC (United Kingdom)	3,175	158,431
Avon Products, Inc.	896	8,763

28     Dynamic Risk Allocation Fund

COMMON STOCKS (45.5%)* cont.	Shares	Value
Consumer staples cont.
Beacon Roofing Supply, Inc. †	642	$17,385
Bloomin’ Brands, Inc. †	603	13,730
Borderfree, Inc. †	1,208	12,092
Boulder Brands, Inc. †	261	2,819
Bright Horizons Family Solutions, Inc. †	196	8,761
British American Tobacco (BAT) PLC (United Kingdom)	2,831	167,545
Buffalo Wild Wings, Inc. †	139	23,659
Cal-Maine Foods, Inc.	313	13,108
Calbee, Inc. (Japan)	6,100	211,510
Carrefour SA (France)	4,215	133,300
ChannelAdvisor Corp. †	506	8,906
Chipotle Mexican Grill, Inc. †	197	130,733
Church & Dwight Co., Inc.	2,999	230,053
Colgate-Palmolive Co.	5,928	412,530
Core-Mark Holding Co., Inc.	309	18,574
Costco Wholesale Corp.	7,223	1,026,533
Coty, Inc. Class A †	1,376	27,850
Diageo PLC (United Kingdom)	3,979	122,933
Distribuidora Internacional de Alimentacion SA (Spain)	12,055	83,554
Dr. Pepper Snapple Group, Inc.	5,075	375,550
Geo Group, Inc. (The) R	4,414	177,840
Grand Canyon Education, Inc. †	215	9,819
Heineken Holding NV (Netherlands)	2,065	141,150
Hershey Co. (The)	3,834	384,474
ITT Educational Services, Inc. † S	359	2,983
Jack in the Box, Inc.	164	12,218
Kao Corp. (Japan)	4,300	159,406
Kforce, Inc.	943	22,010
Koninklijke Ahold NV (Netherlands)	9,939	175,450
Korn/Ferry International †	508	13,792
Krispy Kreme Doughnuts, Inc. †	454	9,243
L’Oreal SA (France)	762	130,084
McDonald’s Corp.	10,985	1,063,458
MWI Veterinary Supply, Inc. †	117	19,120
Nestle SA (Switzerland)	6,114	458,833
Nutraceutical International Corp. †	334	7,074
On Assignment, Inc. †	760	23,355
Papa John’s International, Inc.	476	25,123
PepsiCo, Inc.	8,415	842,342
Pinnacle Foods, Inc.	536	18,240
Popeyes Louisiana Kitchen, Inc. †	374	20,660
Reckitt Benckiser Group PLC (United Kingdom)	1,432	117,405
SABMiller PLC (United Kingdom)	2,062	114,496
Sanderson Farms, Inc.	207	17,970
Shutterfly, Inc. †	105	4,490
Sonic Corp.	752	20,447
SpartanNash Co.	430	10,032
Starbucks Corp.	1,504	122,140

Dynamic Risk Allocation Fund     29

COMMON STOCKS (45.5%)*cont.	Shares	Value
Consumer staples cont.
Suntory Beverage & Food, Ltd. (Japan)	3,900	$138,124
TrueBlue, Inc. †	1,305	29,950
Unilever NV ADR (Netherlands)	3,132	127,467
Unilever PLC (United Kingdom)	2,405	101,481
USANA Health Sciences, Inc. †	103	10,984
Wayfair, Inc. Class A †	393	9,534
Weight Watchers International, Inc. †	359	10,411
Woolworths, Ltd. (Australia)	2,252	59,644
		9,164,610
Energy (2.7%)
AMEC PLC (United Kingdom)	8,507	123,769
BG Group PLC (United Kingdom)	6,447	90,444
BP PLC (United Kingdom)	42,696	279,659
Callon Petroleum Co. †	3,448	16,930
Chevron Corp.	5,137	559,265
ConocoPhillips	9,785	646,495
Delek US Holdings, Inc.	968	28,943
Dril-Quip, Inc. †	1,067	85,093
EP Energy Corp. Class A †	1,247	13,330
Exxon Mobil Corp.	19,195	1,737,915
Gulfport Energy Corp. †	189	9,021
ION Geophysical Corp. †	6,267	15,479
Key Energy Services, Inc. †	2,213	4,160
Kodiak Oil & Gas Corp. †	2,278	16,698
Phillips 66	10,668	778,977
Rosetta Resources, Inc. †	207	6,090
Royal Dutch Shell PLC Class A (United Kingdom)	6,929	230,408
Royal Dutch Shell PLC Class B (United Kingdom)	6,315	218,962
Spectra Energy Corp.	12,144	460,015
Statoil ASA (Norway)	8,363	159,422
Stone Energy Corp. †	484	7,647
Total SA (France)	4,544	252,396
Triangle Petroleum Corp. †	2,196	10,585
Unit Corp. †	215	8,217
Vaalco Energy, Inc. †	1,484	8,503
W&T Offshore, Inc.	465	3,501
Woodside Petroleum, Ltd. (Australia)	3,308	100,647
		5,872,571
Financial (0.4%)
Broadridge Financial Solutions, Inc.	2,399	108,651
Credit Acceptance Corp. †	106	15,874
HSBC Holdings PLC (United Kingdom)	33,191	330,336
Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	26,700	154,427
UBS AG (Switzerland)	8,032	144,223
		753,511
Health care (5.6%)
ACADIA Pharmaceuticals, Inc. †	406	12,127
Accuray, Inc. †	1,045	7,200

30     Dynamic Risk Allocation Fund

COMMON STOCKS (45.5%)* cont.	Shares	Value
Health care cont.
Actavis PLC †	3,344	$904,920
Actelion, Ltd. (Switzerland)	2,292	272,120
Alere, Inc. †	1,014	40,448
Alkermes PLC †	345	18,982
AMAG Pharmaceuticals, Inc. †	1,370	50,964
Amedisys, Inc. †	493	12,532
AmerisourceBergen Corp.	5,819	529,820
AmSurg Corp. †	348	17,946
Ariad Pharmaceuticals, Inc. †	2,384	16,950
Array BioPharma, Inc. †	1,169	4,711
AstraZeneca PLC (United Kingdom)	3,790	282,378
AtriCure, Inc. †	486	9,103
Bayer AG (Germany)	2,294	344,935
Becton Dickinson and Co.	3,036	426,042
Biospecifics Technologies Corp. †	217	8,229
C.R. Bard, Inc.	1,632	273,115
Cardinal Health, Inc.	8,182	672,479
Cardiome Pharma Corp. (Canada) †	1,977	16,429
Centene Corp. †	97	9,581
Chemed Corp.	418	46,026
Chugai Pharmaceutical Co., Ltd. (Japan)	7,300	197,730
Coloplast A/S Class B (Denmark)	2,934	253,975
Computer Programs & Systems, Inc.	88	5,169
Conatus Pharmaceuticals, Inc. †	167	1,421
Conmed Corp.	418	17,736
Cubist Pharmaceuticals, Inc. †	502	38,057
DexCom, Inc. †	224	11,527
Dynavax Technologies Corp. †	1,241	18,441
Eli Lilly & Co.	14,521	989,171
Enanta Pharmaceuticals, Inc. †	152	7,135
GlaxoSmithKline PLC (United Kingdom)	10,384	240,536
Globus Medical, Inc. Class A †	513	11,820
Greatbatch, Inc. †	629	31,180
Health Net, Inc. †	345	17,726
HealthSouth Corp.	599	24,637
Hill-Rom Holdings, Inc.	568	25,992
Hisamitsu Pharmaceutical Co., Inc. (Japan)	1,700	51,708
ICU Medical, Inc. †	464	38,832
Impax Laboratories, Inc. †	830	26,519
Inovio Pharmaceuticals, Inc. †	291	2,817
Insulet Corp. †	355	16,539
Insys Therapeutics, Inc. †	659	25,523
Isis Pharmaceuticals, Inc. †	333	17,246
Jazz Pharmaceuticals PLC †	612	108,379
Johnson & Johnson	14,715	1,592,899
Kindred Healthcare, Inc.	710	14,122
McKesson Corp.	4,415	930,505
Medicines Co. (The) †	445	11,930
Dynamic Risk Allocation Fund     31

COMMON STOCKS (45.5%)* cont.	Shares	Value
Health care cont.
Mednax, Inc. †	2,581	$168,952
Merck & Co., Inc.	20,746	1,253,058
Merrimack Pharmaceuticals, Inc. †	1,181	10,818
Nektar Therapeutics †	791	13,186
Novartis AG (Switzerland)	3,000	290,145
Novo Nordisk A/S Class B (Denmark)	4,146	188,464
NPS Pharmaceuticals, Inc. †	391	12,973
Omega Healthcare Investors, Inc. R	298	11,390
OraSure Technologies, Inc. †	1,940	17,479
POZEN, Inc. †	1,701	15,122
Prestige Brands Holdings, Inc. †	563	18,832
Prothena Corp. PLC (Ireland) †	817	19,804
Providence Service Corp. (The) †	398	15,574
Puma Biotechnology, Inc. †	46	10,443
Receptos, Inc. †	150	20,295
Repligen Corp. †	545	12,464
Roche Holding AG-Genusschein (Switzerland)	1,246	372,489
Sanofi (France)	2,159	208,666
Select Medical Holdings Corp.	1,741	25,123
Shire PLC (United Kingdom)	1,344	95,734
Sientra, Inc. †	247	4,290
Spectranetics Corp. (The) †	512	16,809
STAAR Surgical Co. †	1,420	13,078
Steris Corp.	244	15,555
Sucampo Pharmaceuticals, Inc. Class A †	783	9,177
Surgical Care Affiliates, Inc. †	569	18,094
Suzuken Co., Ltd. (Japan)	1,300	33,297
TESARO, Inc. †	222	7,661
Threshold Pharmaceuticals, Inc. †	1,294	3,753
Trevena, Inc. †	642	3,351
Trinity Biotech PLC ADR (Ireland)	319	5,474
Triple-S Management Corp. Class B (Puerto Rico) †	303	7,005
Ventas, Inc. R	3,876	277,328
West Pharmaceutical Services, Inc.	550	28,606
Wright Medical Group, Inc. †	703	20,591
XenoPort, Inc. †	2,212	19,687
		11,971,076
Insurance (2.5%)
ACE, Ltd.	4,863	556,035
Ageas (Belgium)	4,084	145,871
AIA Group, Ltd. (Hong Kong)	34,400	198,465
Alleghany Corp. †	201	91,765
Allianz SE (Germany)	1,331	229,077
Allied World Assurance Co. Holdings AG	828	31,216
American Equity Investment Life Holding Co.	1,084	29,268
American Financial Group, Inc.	1,518	91,672
Amtrust Financial Services, Inc.	527	27,046
Arch Capital Group, Ltd. †	2,524	144,676
Arthur J. Gallagher & Co.	2,918	139,918

32     Dynamic Risk Allocation Fund

COMMON STOCKS (45.5%)* cont.	Shares	Value
Insurance cont.
Assicurazioni Generali SpA (Italy)	8,870	$191,661
AXA SA (France)	5,191	124,948
Axis Capital Holdings, Ltd.	2,536	126,927
Berkshire Hathaway, Inc. Class B †	10,381	1,543,551
CNO Financial Group, Inc.	1,153	19,993
CNP Assurances (France)	8,054	148,918
Everest Re Group, Ltd.	1,196	209,766
Genworth Financial, Inc. Class A †	2,137	19,425
HCI Group, Inc.	568	22,964
Insurance Australia Group, Ltd. (Australia)	32,379	175,218
Legal & General Group PLC (United Kingdom)	38,898	149,666
Maiden Holdings, Ltd. (Bermuda)	933	12,185
Markel Corp. †	145	101,033
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	513	105,642
PartnerRe, Ltd.	1,288	150,065
Progressive Corp. (The)	9,607	261,695
Prudential PLC (United Kingdom)	5,038	121,568
RenaissanceRe Holdings, Ltd.	1,038	101,641
Symetra Financial Corp.	933	21,142
United Insurance Holdings Corp.	948	17,775
		5,310,792
Investment banking/Brokerage (0.1%)
Altisource Portfolio Solutions SA †	95	4,967
Ashford, Inc. †	20	2,375
Deutsche Bank AG (Germany)	3,092	101,032
Investor AB Class B (Sweden)	4,008	150,234
WisdomTree Investments, Inc.	557	8,461
		267,069
Real estate (6.2%)
AG Mortgage Investment Trust, Inc. R	262	5,175
Agree Realty Corp. R	430	13,248
Alexander & Baldwin, Inc.	235	8,949
Alexandria Real Estate Equities, Inc. R	225	19,332
American Campus Communities, Inc. R	7,659	306,360
American Realty Capital Properties, Inc. R	8,830	83,002
Apartment Investment & Management Co. Class A R	5,108	190,273
Apollo Commercial Real Estate Finance, Inc. R	683	11,392
Arlington Asset Investment Corp. Class A	291	8,104
ARMOUR Residential REIT, Inc. R	1,399	5,498
Ashford Hospitality Trust, Inc. R	1,749	18,330
AvalonBay Communities, Inc. R	3,443	553,600
Boston Properties, Inc. R	3,657	474,093
Camden Property Trust R	3,149	241,465
Capital Senior Living Corp. †	1,528	38,888
CBL & Associates Properties, Inc. R	597	11,612
CYS Investments, Inc. R	912	8,418
DCT Industrial Trust, Inc. R	4,962	169,353
DDR Corp. R	912	16,717

Dynamic Risk Allocation Fund     33

COMMON STOCKS (45.5%)* cont.	Shares	Value
Real estate cont.
Dexus Property Group (Australia) R	19,936	$120,390
DiamondRock Hospitality Co. R	14,122	210,841
Digital Realty Trust, Inc. R	796	55,935
Douglas Emmett, Inc. R	9,116	253,789
Duke Realty Corp. R	11,111	215,998
DuPont Fabros Technology, Inc. R	8,956	291,876
Education Realty Trust, Inc. R	2,394	27,866
EPR Properties R	253	14,165
Equity Lifestyle Properties, Inc. R	4,193	208,015
Equity Residential Trust R	4,577	324,235
Essex Property Trust, Inc. R	2,225	450,362
Extra Space Storage, Inc. R	3,530	209,223
Federal Realty Investment Trust R	1,900	252,054
First Industrial Realty Trust R	572	11,354
General Growth Properties R	14,805	396,182
GPT Group (Australia) R	37,554	132,116
Hammerson PLC (United Kingdom) R	8,711	84,607
HCP, Inc. R	9,133	409,158
Health Care REIT, Inc. R	14,720	1,084,275
Home Properties, Inc. R	1,430	93,222
Invesco Mortgage Capital, Inc. R	401	6,629
Investors Real Estate Trust R	1,291	10,535
iStar Financial, Inc. †R	1,086	15,519
Kimco Realty Corp. R	12,796	325,658
Lexington Realty Trust R	2,434	26,774
Liberty Property Trust R	2,473	87,495
LTC Properties, Inc. R	592	24,740
Macerich Co. (The) R	1,253	99,087
Medical Properties Trust, Inc. R	17,398	241,136
MFA Financial, Inc. R	1,506	12,620
Mid-America Apartment Communities, Inc. R	2,179	160,505
National Health Investors, Inc. R	359	23,795
New Residential Investment Corp. R	2,478	32,115
One Liberty Properties, Inc. R	611	14,010
Prologis, Inc. R	7,844	331,644
PS Business Parks, Inc. R	355	28,893
Public Storage R	5,319	998,004
Ramco-Gershenson Properties Trust R	691	12,369
Realty Income Corp. R	2,061	95,754
Regency Centers Corp. R	4,107	252,498
Scentre Group (Australia) †R	10,503	31,019
Select Income REIT R	4,756	109,864
Simon Property Group, Inc. R	5,947	1,075,218
SL Green Realty Corp. R	2,803	325,540
Sovran Self Storage, Inc. R	115	9,777
Spirit Realty Capital, Inc. R	5,909	69,194
Starwood Property Trust, Inc. R	314	7,555
Strategic Hotels & Resorts, Inc. † R	15,710	208,629

34     Dynamic Risk Allocation Fund

COMMON STOCKS (45.5%)* cont.	Shares	Value
Real estate cont.
Summit Hotel Properties, Inc. R	1,602	$18,583
Tanger Factory outlet Centers, Inc. R	2,302	84,207
Taubman Centers, Inc. R	2,913	231,554
Tokyo Tatemono Co., Ltd. (Japan)	21,000	167,566
UDR, Inc. R	1,436	44,200
Universal Health Realty Income Trust R	131	6,333
Vornado Realty Trust R	3,792	423,036
Weingarten Realty Investors R	6,295	229,138
Westfield Group (Australia)	8,430	59,351
Wheelock and Co., Ltd. (Hong Kong)	35,000	175,849
WP Carey, Inc. R	2,053	139,891
		13,245,756
Technology (5.5%)
Acxiom Corp. †	330	6,280
Amber Road, Inc. †	203	2,395
Amdocs, Ltd.	3,036	147,990
Analog Devices, Inc.	8,107	442,966
Anixter International, Inc.	256	22,246
ANSYS, Inc. †	1,913	159,774
AOL, Inc. †	539	24,880
Apple, Inc.	7,884	937,644
ASML Holding NV (Netherlands)	1,755	185,118
Aspen Technology, Inc. †	310	11,699
AVG Technologies NV (Netherlands) †	474	9,309
Brother Industries, Ltd. (Japan)	8,400	156,998
CACI International, Inc. Class A †	348	31,038
Cavium, Inc. †	140	7,924
CDW Corp. of Delaware	2,244	78,720
Ceva, Inc. †	540	9,293
Cirrus Logic, Inc. †	395	7,225
Cisco Systems, Inc.	44,483	1,229,510
Constant Contact, Inc. †	295	9,641
Cray, Inc. †	361	12,122
CSG Systems International, Inc.	206	5,175
DST Systems, Inc.	794	78,805
eBay, Inc. †	18,499	1,015,225
EMC Corp.	32,101	974,265
EnerSys	569	34,555
Engility Holdings, Inc. †	768	32,294
Extreme Networks, Inc. †	2,006	7,262
Fairchild Semiconductor International, Inc. †	594	9,581
FANUC Corp. (Japan)	1,300	219,284
FEI Co.	162	13,874
Fidelity National Information Services, Inc.	5,081	310,906
Fiserv, Inc. †	3,777	270,018
Freescale Semiconductor, Ltd. †	643	13,947
Fujitsu, Ltd. (Japan)	18,000	102,843
GenMark Diagnostics, Inc. †	1,119	12,712

Dynamic Risk Allocation Fund     35

COMMON STOCKS (45.5%)* cont.	Shares	Value
Technology cont.
Google, Inc. Class A †	715	$392,592
Honeywell International, Inc.	10,304	1,020,817
Hoya Corp. (Japan)	6,500	231,111
InnerWorkings, Inc. †	2,072	15,499
Integrated Silicon Solution, Inc. (ISSI)	1,672	24,194
IntraLinks Holdings, Inc. †	1,072	11,663
Intuit, Inc.	4,991	468,505
Jack Henry & Associates, Inc.	1,628	100,057
Lexmark International, Inc. Class A	294	12,601
Linear Technology Corp.	6,052	278,574
LivePerson, Inc. †	470	6,082
Manhattan Associates, Inc. †	321	12,699
MAXIMUS, Inc.	187	9,797
MeetMe, Inc. †	3,111	5,398
Mellanox Technologies, Ltd. (Israel) †	201	8,573
Mentor Graphics Corp.	2,179	48,396
Microsemi Corp. †	355	9,656
Microsoft Corp.	4,199	200,754
MobileIron, Inc. †	934	8,658
MTS Systems Corp.	128	8,490
Netscout Systems, Inc. †	239	9,118
NIC, Inc.	432	7,785
Nimble Storage, Inc. †	336	8,860
NTT Data Corp. (Japan)	1,700	64,885
Paychex, Inc.	7,712	365,626
Perficient, Inc. †	750	12,983
Photronics, Inc. †	1,458	13,151
Plantronics, Inc.	115	6,000
Power Integrations, Inc.	221	11,085
Proofpoint, Inc. †	217	9,422
PROS Holdings, Inc. †	335	9,581
PTC, Inc. †	416	16,253
QLogic Corp. †	999	11,528
Quantum Corp. †	7,030	11,107
RF Micro Devices, Inc. †	3,003	43,874
Rovi Corp. †	707	15,752
SAP AG (Germany)	874	61,583
Semtech Corp. †	356	9,064
Silicon Image, Inc. †	1,227	6,785
SoftBank Corp. (Japan)	2,900	194,584
SolarWinds, Inc. †	613	31,827
Spansion, Inc. Class A †	1,138	26,595
Sparton Corp. †	506	12,589
SS&C Technologies Holdings, Inc. †	291	14,710
Synaptics, Inc. †	486	30,613
SYNNEX Corp.	439	31,362
Synopsys, Inc. †	2,502	108,562
Texas Instruments, Inc.	17,364	944,949

36     Dynamic Risk Allocation Fund

COMMON STOCKS (45.5%)* cont.	Shares	Value
Technology cont.
Tyler Technologies, Inc. †	141	$15,310
Ultimate Software Group, Inc. †	162	23,853
Ultra Clean Holdings, Inc. †	2,110	18,336
United Internet AG (Germany)	2,757	121,402
Verint Systems, Inc. †	296	17,816
Web.com Group, Inc. †	896	15,205
		11,769,789
Transportation (0.9%)
Aegean Marine Petroleum Network, Inc. (Greece)	2,187	21,323
ANA Holdings, Inc. (Japan)	76,000	187,599
ComfortDelgro Corp., Ltd. (Singapore)	65,000	129,365
Deutsche Post AG (Germany)	3,724	123,680
Hawaiian Holdings, Inc. †	1,471	29,847
JetBlue Airways Corp. †	2,617	38,287
Kirby Corp. †	760	73,066
Landstar System, Inc.	1,137	91,392
Matson, Inc.	205	7,218
Quality Distribution, Inc. †	2,819	34,025
Republic Airways Holdings, Inc. †	1,141	15,152
Scorpio Tankers, Inc.	2,755	22,729
SkyWest, Inc.	802	10,025
Spirit Airlines, Inc. †	560	46,306
Swift Transportation Co. †	1,906	55,407
Teekay Corp.	1,163	57,824
United Parcel Service, Inc. Class B	9,787	1,075,787
Universal Truckload Services, Inc.	71	1,950
XPO Logistics, Inc. †	234	9,051
		2,030,033
Utilities and power (1.3%)
American Water Works Co., Inc.	2,534	134,429
Centrica PLC (United Kingdom)	28,073	124,651
Duke Energy Corp.	12,303	995,313
Enel SpA (Italy)	30,361	146,389
ENI SpA (Italy)	7,127	141,082
Red Electrica Corporacion SA (Spain)	2,930	267,829
Southern Co. (The)	14,794	701,679
Tokyo Gas Co., Ltd. (Japan)	29,000	158,135
United Utilities Group PLC (United Kingdom)	10,802	152,422
		2,821,929
Total common stocks (cost $84,263,019)		$97,612,796

CORPORATE BONDS AND NOTES (19.8%)*	Principal amount	Value
Basic materials (1.3%)
Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	$10,000	$10,598
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	13,000	13,532
Albemarle Corp. 4.15s, 2024	10,000	10,198
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	10,000	10,848

Dynamic Risk Allocation Fund     37

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Basic materials cont.
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	$15,000	$15,808
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	135,000	164,363
ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	25,000	25,875
Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	143,000	160,897
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	60,000	63,000
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	25,000	25,125
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	140,000	150,850
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	15,000	16,167
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	10,000	10,654
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	50,000	49,063
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	35,000	36,838
Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	20,000	20,401
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	15,000	14,817
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	30,000	29,100
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)	15,000	13,875
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	75,000	79,125
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	35,000	40,600
HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	70,000	71,488
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	10,000	9,675
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020	20,000	16,300
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	40,000	37,800
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	35,000	36,225
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	55,000	56,925
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	25,000	27,125
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	105,000	106,838
Huntsman International, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	15,000	15,000
INEOS Group Holdings SA 144A company guaranty sr. unsec. notes 6 1/8s, 2018 (Luxembourg)	200,000	197,000
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	90,000	99,000
JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	5,000	5,013
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	60,000	64,500

38     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Basic materials cont.
Mercer International, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	$35,000	$35,613
Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	30,000	31,273
Methanex Corp. sr. unsec. unsub. notes 4 1/4s, 2024 (Canada)	60,000	60,908
Momentive Performance Materials, Inc. Escrow company guaranty sr. notes 8 7/8s, 2020 F	45,000	—
Momentive Performance Materials, Inc. company guaranty sr. notes 3.88s, 2021	45,000	39,375
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	35,000	33,994
PQ Corp. 144A sr. notes 8 3/4s, 2018	60,000	63,150
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	145,000	145,657
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	65,000	66,300
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	45,000	43,763
Sealed Air Corp. 144A company guaranty sr. unsec. notes 8 3/8s, 2021	25,000	28,125
Sealed Air Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2033	15,000	15,619
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	85,000	93,500
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	50,000	51,438
Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	25,000	25,063
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	20,000	19,925
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	33,000	34,238
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	30,000	31,500
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	10,000	10,375
Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020 (Belgium)	45,000	49,331
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	55,000	57,681
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	10,000	10,300
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	40,000	39,260
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	75,000	79,219
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	40,000	41,500
		2,811,730
Capital goods (0.8%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	130,000	136,500
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	10,000	11,325
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	40,000	39,600
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022	25,000	24,625

Dynamic Risk Allocation Fund     39

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Capital goods cont.
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/2s, 2022	$15,000	$15,131
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	30,000	29,250
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	20,000	20,100
Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	35,000	35,963
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	80,000	87,800
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	145,000	163,447
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	60,000	57,600
Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	35,000	38,763
Gates Global LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	90,000	87,300
Huntington Ingalls Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2021	25,000	25,406
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	15,000	20,874
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	80,000	82,200
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	52,000	49,790
Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022	25,000	25,438
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	135,000	138,713
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	50,000	50,625
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	96,000	101,760
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	125,000	128,594
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	55,000	58,575
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	90,000	94,500
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	93,000	94,395
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	60,000	64,350
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6 1/2s, 2024	85,000	86,700
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	40,000	42,750
		1,812,074
Communication services (2.7%)
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)	200,000	206,750
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	145,000	146,340
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	45,000	47,363
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	280,000	278,600

40     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (19.8%)* cont.		Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023		$25,000	$24,500
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 3/4s, 2024		55,000	55,344
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 1/2s, 2022		40,000	40,450
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023		85,000	94,350
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		15,000	15,825
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017		145,000	161,425
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037		30,000	41,455
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035		85,000	112,292
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R		115,000	117,013
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R		25,000	25,031
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		220,000	243,100
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024		35,000	34,694
Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Netherlands)		16,000	23,521
DISH DBS Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2024		60,000	60,450
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		70,000	78,925
Frontier Communications Corp. sr. unsec. notes 6 7/8s, 2025		5,000	5,025
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021		5,000	5,107
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024		20,000	21,150
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021		30,000	33,300
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)		20,000	20,850
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)		315,000	337,838
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)		110,000	114,950
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)		140,000	145,075
Level 3 Communications, Inc. 144A sr. unsec. unsub. notes 5 3/4s, 2022		20,000	20,100
Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2022		45,000	45,563
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021		145,000	151,163
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †		30,000	21,750
Numericable Group SA 144A sr. notes 6s, 2022 (France)		200,000	203,440
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)		70,000	71,750
Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021 (Canada)	CAD	295,000	272,971

Dynamic Risk Allocation Fund     41

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Communication services cont.
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	$131,000	$150,947
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	330,000	337,425
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	120,000	125,700
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	195,000	198,900
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	10,000	10,400
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	25,000	25,688
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	80,000	82,600
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019	25,000	25,938
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	30,000	30,450
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	75,000	76,969
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	25,000	25,406
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	20,000	20,300
Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 7.045s, 2036 (Spain)	220,000	285,872
Time Warner Entertainment Co. LP company guaranty sr. unsec. bonds 8 3/8s, 2033	31,000	45,863
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	162,000	201,470
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	36,000	42,010
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	46,000	56,979
Verizon Communications, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	30,000	32,861
Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	30,000	29,798
Verizon Communications, Inc. 144A sr. unsec. notes 2 5/8s, 2020	95,000	95,126
Verizon New York, Inc. company guaranty sr. unsec. notes Ser. B, 7 3/8s, 2032	31,000	39,344
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	251,000	248,131
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	45,000	43,031
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	95,000	103,075
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021	90,000	94,163
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	25,000	24,125
		5,730,031
Consumer cyclicals (2.9%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	19,000	28,498
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	55,000	55,138
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	143,000	142,115

42     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	$95,000	$105,213
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	35,000	35,875
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	65,000	70,850
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	115,000	117,021
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	15,000	12,300
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	120,000	127,200
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	35,000	36,848
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	25,000	26,906
Building Materials Corp. of America 144A sr. unsec. notes 5 3/8s, 2024	95,000	95,000
Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 9s, 2020	24,000	18,990
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	144,000	196,827
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2025	30,000	31,050
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	55,000	56,788
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	45,000	45,225
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	10,000	9,975
Ceridian, LLC 144A sr. notes 8 7/8s, 2019	70,000	77,788
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	15,000	14,700
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	25,000	23,813
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	50,000	52,000
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	35,000	36,488
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	55,000	57,613
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	15,000	15,600
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	65,000	68,738
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	25,000	22,801
FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	100,000	104,000
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	25,000	26,000
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	115,000	182,551
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	52,000	70,193

Dynamic Risk Allocation Fund     43

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	$35,000	$36,138
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	40,000	41,550
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	30,000	30,150
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)	80,000	80,848
General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	95,000	110,438
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	40,000	41,116
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	40,000	38,650
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020	60,000	61,050
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018	35,000	35,875
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	60,000	62,100
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020	30,000	24,413
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	42,000	46,097
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	65,000	68,575
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡	70,000	70,525
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019	330,000	324,225
INVISTA Finance, LLC 144A company guaranty sr. notes 4 1/4s, 2019	37,000	36,908
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021	35,000	35,788
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	60,000	57,375
Jo-Ann Stores, LLC 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	20,000	18,200
Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064	35,000	35,727
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	55,000	61,875
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	50,000	52,250
Lamar Media Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	20,000	20,650
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	45,000	47,813
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	110,000	106,425
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	25,000	25,000
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 4.3s, 2043	32,000	30,400
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub. notes 7s, 2028	25,000	31,189
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	5,000	5,363

44     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	$60,000	$60,300
Media General Financing Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2022	15,000	15,075
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	40,000	43,100
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	55,000	55,550
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	125,000	142,813
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	10,000	10,700
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	85,000	93,288
Navistar International Corp. sr. notes 8 1/4s, 2021	55,000	56,856
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	80,000	81,200
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	40,000	43,100
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	30,000	31,950
Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2020	30,000	31,200
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	95,000	97,375
Nordstrom, Inc. sr. unsec. notes 5s, 2044	15,000	16,802
Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	35,000	46,095
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	80,000	84,200
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	55,000	59,125
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	75,000	70,688
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	30,000	31,125
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/8s, 2024	45,000	45,113
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	25,000	25,250
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 6s, 2035	90,000	87,300
QVC, Inc. 144A sr. bonds 4.45s, 2025	55,000	53,608
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	60,000	57,150
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	25,000	24,000
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	150,000	157,125
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	6,000	6,480
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	15,000	12,975
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	15,000	10,950
Scientific Games International, Inc. 144A sr. notes 7s, 2022	50,000	50,313
Scientific Games International, Inc. 144A sr. unsec. notes 10s, 2022	95,000	88,825
Dynamic Risk Allocation Fund     45

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	$50,000	$51,625
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	20,000	20,050
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	10,000	10,300
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	15,000	14,625
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	55,000	56,788
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	50,000	52,750
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	90,000	90,225
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	5,000	5,288
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	50,000	52,375
Standard Pacific Corp. company guaranty sr. unsec. notes 5 7/8s, 2024	25,000	25,125
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	30,000	28,350
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	20,000	19,700
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	53,000	53,265
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	30,000	31,003
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	35,000	37,800
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	145,000	145,103
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024	65,000	66,300
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	15,000	15,113
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	30,000	32,250
Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	30,000	32,363
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	34,000	46,203
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	145,000	144,565
		6,321,614
Consumer staples (1.4%)
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	31,000	30,089
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	145,000	143,896
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	61,000	92,929
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	65,000	69,713
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	95,000	95,950

46     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Consumer staples cont.
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	$10,000	$9,875
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	115,000	117,875
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	75,000	77,813
CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	35,000	33,950
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	35,000	39,025
Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	90,000	100,815
Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	30,000	30,883
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	15,000	14,963
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	65,000	71,910
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 3/4s, 2024	5,000	5,100
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	5,000	5,093
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	124,000	120,280
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	15,000	14,775
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	145,000	147,039
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	32,000	32,225
Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	9,000	11,953
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	90,000	84,150
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	200,000	268,605
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	79,000	80,387
HJ Heinz Co. company guaranty notes 4 1/4s, 2020	125,000	126,575
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	125,000	133,438
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	20,000	21,250
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	15,000	15,525
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	130,000	138,288
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	11,000	11,630
PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	45,000	45,665
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	144,000	144,200
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	50,000	49,375
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	75,000	75,938
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020	125,000	137,813
Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	23,000	24,782
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds 5.15s, 2044	32,000	34,899

Dynamic Risk Allocation Fund     47

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Consumer staples cont.
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	$5,000	$5,525
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	25,000	25,938
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	75,000	79,313
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	40,000	41,800
Walgreens Boots Alliance, Inc. company guaranty sr. unsec. unsub. notes 3.3s, 2021	35,000	35,488
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	65,000	68,250
		2,914,985
Energy (2.1%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	120,000	124,500
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	130,000	158,400
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022	35,000	33,950
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	45,000	44,438
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	55,000	49,225
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	30,000	27,600
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	145,000	147,117
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	40,000	36,000
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024	40,000	35,675
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020	60,000	54,000
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	145,000	159,734
Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	30,000	31,050
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	20,000	21,200
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	25,000	24,750
Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	80,000	86,600
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	143,000	142,418
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	55,000	54,313
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	55,000	56,100
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	145,000	143,360

48     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Energy cont.
CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	$120,000	$119,700
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	85,000	78,094
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	5,000	4,967
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	35,000	28,350
Exterran Partners LP/EXLP Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	55,000	48,950
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	40,000	32,800
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	70,000	71,400
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	30,000	30,600
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	15,000	11,475
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	130,000	100,100
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	40,000	41,800
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	10,000	9,463
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	20,000	18,500
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	70,000	68,250
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	130,000	111,800
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	25,000	21,625
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	135,000	120,741
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	60,000	63,975
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	19,000	18,089
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	115,000	108,100
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	50,000	40,000
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	55,000	38,500
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	30,000	17,625
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	95,000	55,100
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	200,000	197,500
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)	85,000	51,102

Dynamic Risk Allocation Fund     49

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Energy cont.
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)	$135,000	$94,500
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	110,000	46,200
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	145,000	150,091
Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022	93,000	103,811
Plains Exploration & Production Co. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	13,000	14,668
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. notes 5 5/8s, 2022	30,000	29,250
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	50,000	47,000
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	60,000	57,300
Sabine Pass Liquefaction, LLC company guaranty sr. notes 5 5/8s, 2023	145,000	147,900
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	20,000	20,750
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	110,000	63,525
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	55,000	57,200
Seventy Seven Energy, Inc. 144A sr. unsec. notes 6 1/2s, 2022	50,000	38,250
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	95,000	84,550
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	156,000	170,811
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	15,000	12,788
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 144A sr. unsec. notes 6 1/4s, 2022	5,000	5,100
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 144A sr. unsec. notes 5 1/2s, 2019	5,000	5,088
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	143,000	144,254
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	25,000	20,375
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	25,000	23,969
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	30,000	42,763
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	125,000	121,406
Williams Cos., Inc. (The) notes 8 3/4s, 2032	23,000	28,326
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	30,000	29,670
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	35,000	35,656
		4,534,237
Financials (4.7%)
Abbey National Treasury Services PLC/London bank guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	156,000	156,330
Aflac, Inc. sr. unsec. notes 6.9s, 2039	17,000	22,813
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	230,000	248,688

50     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	$90,000	$113,175
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	30,000	35,175
American Express Co. sr. unsec. notes 7s, 2018	94,000	109,690
American Express Co. sr. unsec. notes 6.15s, 2017	57,000	64,081
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	420,000	575,400
ARC Properties Operating Partnership LP/Clark Acquisition, LLC company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	60,000	57,001
Bank of America Corp. jr. unsec. sub. FRN notes Ser. Z, 6 1/2s, perpetual maturity	25,000	25,719
Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	95,000	95,233
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	149,000	150,023
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	143,000	147,239
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	145,000	144,367
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	250,000	248,995
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	270,000	363,781
BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN, 1 3/8s, 2017 (France)	162,000	162,162
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	200,000	207,753
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	180,000	192,447
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	25,000	25,938
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	40,000	40,960
CIT Group, Inc. sr. unsec. notes 5s, 2023	35,000	36,050
CIT Group, Inc. sr. unsec. notes 5s, 2022	115,000	118,594
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	20,000	20,096
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	155,000	164,300
Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B, 5.9s, perpetual maturity	3,000	2,978
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	151,000	160,566
Commonwealth Bank of Australia of New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	342,000	342,326
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands (Rabobank Nederland) bank guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	130,000	136,420
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	80,000	83,200
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	200,000	212,000
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	11,000	13,677
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	149,000	166,542

Dynamic Risk Allocation Fund     51

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Financials cont.
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	$55,000	$50,463
Dresdner Funding Trust I 144A bonds 8.151s, 2031	180,000	214,200
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	21,000	22,293
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	80,000	85,600
E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	50,000	50,500
EPR Properties unsec. notes 5 1/4s, 2023 R	60,000	63,907
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	60,000	58,950
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	38,000	35,673
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	52,000	69,726
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	143,000	156,582
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	160,000	106,000
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	44,000	52,763
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	2,000	2,036
Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	70,000	72,625
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	20,000	20,066
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	52,000	61,701
Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	10,000	9,975
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	145,000	150,974
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	60,000	61,200
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	220,000	246,623
iStar Financial, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2018 R	45,000	44,269
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	30,000	31,875
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	20,000	19,600
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	144,000	146,080
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	4,000	4,031
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	240,000	281,400
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	512,000	526,080
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	30,000	32,250
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	145,000	157,723
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	60,000	63,229
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	149,000	160,015
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	35,000	37,450
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	40,000	38,500

52     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Financials cont.
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	$30,000	$27,675
Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	20,000	31,285
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	5,000	5,288
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	35,000	33,163
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	80,000	75,000
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	250,000	250,729
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	116,000	125,570
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	75,000	74,344
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	145,000	147,390
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)	200,000	211,500
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	35,000	38,015
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	131,000	130,671
Societe Generale SA bank guaranty sr. unsec. notes 2 3/4s, 2017 (France)	250,000	257,609
Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019	50,000	50,125
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	15,000	16,875
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	30,000	30,975
State Street Capital Trust IV company guaranty jr. unsec. sub. FRB bonds 1.234s, 2037	220,000	185,350
Svenska Handelsbanken AB bank guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	250,000	260,141
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	20,000	19,200
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	9,000	12,163
UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	130,000	146,247
Walter Investment Management Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2021	45,000	40,500
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	143,000	146,239
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)	26,000	26,484
		10,120,616
Health care (1.6%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	18,000	17,605
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	130,000	130,694
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021	60,000	62,400
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	35,000	35,088
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	145,000	147,357
AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)	16,000	21,133

Dynamic Risk Allocation Fund     53

CORPORATE BONDS AND NOTES (19.8%)*cont.	Principal amount	Value
Health care cont.
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	$145,000	$163,289
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021	60,000	63,900
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	50,000	50,625
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021	75,000	74,906
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	40,000	40,400
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2021	60,000	61,650
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6 7/8s, 2022	15,000	15,881
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	65,000	60,613
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024	55,000	56,409
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022	50,000	50,750
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023	40,000	39,050
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 4 3/4s, 2024	20,000	20,050
Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022	45,000	45,675
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	50,000	49,750
HCA, Inc. sr. notes 6 1/2s, 2020	210,000	232,575
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019	55,000	57,750
IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	15,000	15,413
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	55,000	56,100
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)	75,000	77,250
Johnson & Johnson sr. unsec. notes 5.15s, 2018	91,000	102,918
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018	125,000	138,438
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	125,000	124,116
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	149,000	152,651
Omnicare, Inc. sr. unsec. notes 5s, 2024	10,000	10,200
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	50,000	50,875
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	165,000	173,663
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6s, 2021	20,000	20,400
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	240,000	247,200
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2022	50,000	51,625
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	15,000	15,075
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	30,000	29,475

54     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Health care cont.
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	$45,000	$43,988
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	100,000	108,375
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	55,000	58,506
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	10,000	10,125
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	65,000	73,969
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	58,000	64,947
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018	90,000	93,263
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	5,000	5,200
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	5,000	5,050
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	45,000	48,094
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	60,000	61,800
		3,336,266
Technology (0.8%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	40,000	42,300
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	15,000	13,088
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	300,000	293,250
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	66,000	66,232
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	145,000	144,379
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	53,000	61,348
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	340,000	363,800
First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	5,790	6,000
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	25,000	24,625
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	40,000	41,300
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	124,000	126,842
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	145,000	144,883
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	60,000	62,850
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	14,000	16,170
Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	55,000	58,163
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	200,000	199,500
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	30,000	30,600
		1,695,330
Transportation (0.1%)
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	15,000	18,149
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)	90,000	90,900
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	25,000	25,125
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	70,000	71,225
		205,399

Dynamic Risk Allocation Fund     55

CORPORATE BONDS AND NOTES (19.8%)* cont.	Principal amount	Value
Utilities and power (1.4%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	$240,000	$279,000
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	25,000	25,063
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	110,000	111,925
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	50,000	53,375
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	15,000	16,031
Consolidated Edison Co. of New York sr. unsec. notes 7 1/8s, 2018	96,000	114,751
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 5/8s, 2024	5,000	5,288
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 3/8s, 2022	5,000	5,263
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 6 3/4s, 2019	80,000	83,200
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	695,000	743,650
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	60,000	72,150
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	18,000	18,583
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	10,000	10,363
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	125,000	135,781
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes 5.45s, 2044	130,000	137,175
GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	100,000	92,500
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	44,000	43,876
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 4 1/4s, 2024	66,000	66,623
Kinder Morgan, Inc./DE company guaranty sr. unsec. unsub. notes 4.3s, 2025	60,000	60,379
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	265,000	279,575
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	10,000	12,500
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	20,000	26,583
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	115,000	124,488
NRG Yield Operating LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	30,000	30,450
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	90,000	93,948
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	80,000	82,400
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	30,000	30,000
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	30,000	29,400
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	55,000	51,700
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	65,000	65,000
		2,901,020
Total corporate bonds and notes (cost $42,495,331)		$42,383,302

56     Dynamic Risk Allocation Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (7.5%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.9%)
Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, January 1, 2045	$2,000,000	$2,094,922
3 1/2s, TBA, December 1, 2044	2,000,000	2,100,938
		4,195,860
U.S. Government Agency Mortgage Obligations (5.6%)
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, January 1, 2045	2,000,000	2,264,420
6s, TBA, December 1, 2044	2,000,000	2,267,545
4s, TBA, January 1, 2045	5,000,000	5,322,852
3s, TBA, January 1, 2030	1,000,000	1,039,023
3s, TBA, December 1, 2029	1,000,000	1,041,406
		11,935,246
Total U.S. government and agency mortgage obligations (cost $16,059,299)		$16,131,106

MORTGAGE-BACKED SECURITIES (3.4%)*	Principal amount	Value
Commercial mortgage-backed securities (2.6%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-3, Class A3, 5.785s, 2049	$33,059	$33,211
FRB Ser. 05-1, Class AJ, 5.469s, 2042	325,000	324,685
Ser. 06-5, Class A2, 5.317s, 2047	27,583	27,589
Ser. 05-4, Class B, 5.118s, 2045	212,000	214,385
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.93s, 2038	48,000	49,379
FRB Ser. 06-PW11, Class AJ, 5.602s, 2039	68,000	70,338
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.754s, 2047	100,000	113,759
Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.965s, 2049	175,000	182,899
Ser. 13-GC11, Class D, 4.605s, 2046	100,000	96,058
Ser. 14-GC19, Class X, IO, 1.498s, 2047	1,551,438	131,128
COMM Mortgage Trust
Ser. 12-CR3, Class XA, IO, 2.334s, 2045	280,483	31,762
Ser. 12-CR5, Class XA, IO, 2.045s, 2045	739,151	71,975
Ser. 14-CR16, Class XA, IO, 1.439s, 2047	667,221	50,516
Ser. 14-CR17, Class XA, IO, 1.373s, 2047	1,227,451	92,376
GE Capital Commercial Mortgage Corp. FRB Ser. 06-C1, Class AJ, 5.451s, 2044	120,000	120,410
Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class D, 4.986s, 2042	44,000	43,941
GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039	55,000	54,965
Ser. 05-GG4, Class AJ, 4.782s, 2039	50,000	50,536
Ser. 14-GC22, Class XA, IO, 1.246s, 2047	2,115,739	153,432
GS Mortgage Securities Trust 144A Ser. 10-C1, Class D, 6.165s, 2043	158,403	173,333

Dynamic Risk Allocation Fund     57

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 6.057s, 2045	$118,000	$95,376
Ser. 06-LDP6, Class AJ, 5.565s, 2043	67,000	68,095
FRB Ser. 06-LDP8, Class AJ, 5.48s, 2045	386,000	405,107
Ser. 04-LN2, Class A2, 5.115s, 2041	18,576	18,617
FRB Ser. 13-LC11, Class D, 4.382s, 2046	53,000	50,730
FRB Ser. 13-C10, Class C, 4.298s, 2047	95,000	97,369
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.523s, 2043	142,000	160,527
FRB Ser. 11-C3, Class E, 5.753s, 2046	213,000	230,709
FRB Ser. 12-C6, Class E, 5.381s, 2045	114,000	117,808
LB-UBS Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.858s, 2040	75,983	80,388
Ser. 06-C6, Class E, 5.541s, 2039	125,000	118,905
Ser. 06-C6, Class D, 5.502s, 2039	125,000	121,664
ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ, 5.485s, 2046	47,000	48,010
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.564s, 2046 F	83,000	86,124
Ser. 14-C17, Class XA, IO, 1.446s, 2047	322,372	25,816
Morgan Stanley Capital I Trust
FRB Ser. 06-HQ8, Class D, 5.673s, 2044	125,000	121,986
Ser. 06-HQ10, Class AJ, 5.389s, 2041	79,000	79,743
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.356s, 2049	81,000	83,705
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	50,000	53,603
FRB Ser. 12-C3, Class D, 5.123s, 2049	72,000	72,137
Ser. 13-C6, Class D, 4.497s, 2046	110,000	104,777
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C25, Class AJ, 5.896s, 2043	270,000	279,990
WF-RBS Commercial Mortgage Trust
FRB Ser. 14-C19, Class C, 4.646s, 2047	71,000	73,166
Ser. 13-C17, Class XA, IO, 1.767s, 2046	1,457,540	123,530
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.647s, 2044	194,000	209,528
FRB Ser. 13-C16, Class D, 5.15s, 2046	77,000	76,430
FRB Ser. 12-C10, Class D, 4.607s, 2045	60,000	58,763
Ser. 12-C10, Class XA, IO, 1.947s, 2045	2,763,222	276,433
Ser. 13-C12, Class XA, IO, 1.639s, 2048	258,500	21,230
WFRBS Commercial Mortgage Trust 2014-C19 FRB Ser. C19, Class XA, IO, 1.488s, 2047	1,173,631	92,952
		5,539,895
Residential mortgage-backed securities (non-agency) (0.8%)
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 22A1, 2.595s, 2035	66,518	56,873
FRB Ser. 05-8, Class 11A1, 0.695s, 2035	53,824	47,903
Countrywide Alternative Loan Trust Ser. 05-28CB, Class 2A7, 5 3/4s, 2035	320,404	297,496

58     Dynamic Risk Allocation Fund

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Home Loans FRB Ser. 06-HYB1, Class 1A1, 2.46s, 2036	$53,519	$47,109
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 13-5R, Class 1A6, 0.43s, 2036	110,000	90,200
WAMU Mortgage Pass-Through Certificates
FRB Ser. 04-AR12, Class A2B, 0.648s, 2044	430,900	383,501
FRB Ser. 05-AR15, Class A1B2, 0.565s, 2045	105,987	93,640
FRB Ser. 05-AR11, Class A1B3, 0.555s, 2045	329,638	289,257
FRB Ser. 05-AR9, Class A1B, 0.535s, 2045	422,334	389,517
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.382s, 2047	60,000	44,357
		1,739,853
Total mortgage-backed securities (cost $7,261,807)		$7,279,748

COMMODITY LINKED NOTES (3.1%)*†††	Principal amount	Value
Deutsche Bank AG/London 144A sr. unsec. notes, 1-month USD LIBOR less 0.16%, 2015 (Indexed to the S&P GSCI 3 Month Forward Index — Total Return multiplied by 3) (United Kingdom)	$4,467,000	$3,414,575
UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015 (Indexed to the S&P GSCI Light Energy Total Return Index multiplied by 3) (United Kingdom)	3,630,000	3,150,782
Total commodity linked notes (cost $8,097,000)		$6,565,357

ASSET-BACKED SECURITIES (2.0%)*	Principal amount	Value
Station Place Securitization Trust FRB Ser. 14-3, Class A, 1.056s, 2016	$2,682,000	$2,682,000
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.054s, 2016	1,712,000	1,712,000
Total asset-backed securities (cost $4,394,000)		$4,394,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.5%)*	Principal amount/units	Value
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)	$719,245	$595,535
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †	121,977	111,853
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)	150,000	141,000
United Mexican States sr. unsec. unsub. notes Ser. MTN, 4 3/4s, 2044 (Mexico)	120,000	124,921
Total foreign government and agency bonds and notes (cost $1,014,542)		$973,309

PURCHASED OPTIONS OUTSTANDING (0.4%)*	Expiration date/strike price	Contract amount	Value
SPDR S&P 500 ETF Trust (Put)	Nov-15/$180.00	$46,045	$274,957
SPDR S&P 500 ETF Trust (Put)	Oct-15/162.00	46,861	137,481
SPDR S&P 500 ETF Trust (Put)	Sep-15/170.00	43,748	151,510
SPDR S&P 500 ETF Trust (Put)	Aug-15/170.00	43,748	128,375

Dynamic Risk Allocation Fund     59

PURCHASED OPTIONS OUTSTANDING (0.4%)*cont.	Expiration date/strike price	Contract amount	Value
SPDR S&P 500 ETF Trust (Put)	Jul-15/$173.00	$43,748	$121,626
SPDR S&P 500 ETF Trust (Put)	Jun-15/170.00	43,748	91,647
Total purchased options outstanding (cost $1,733,018)			$905,596

SENIOR LOANS (0.2%)*[c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.985s, 2017	$243,508	$221,227
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	19,950	18,371
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	70,000	62,956
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.156s, 2021	64,837	64,162
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	74,438	73,941
Total senior loans (cost $461,594)		$440,657

PREFERRED STOCKS (0.2%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	86	$86,325
Citigroup, Inc. Ser. K, $1.719 pfd.	2,640	69,881
HSBC USA, Inc. $0.88 pfd. (United Kingdom)	6,280	140,798
M/I Homes, Inc. Ser. A, $2.438 pfd.	1,230	31,242
Total preferred stocks (cost $320,929)		$328,246

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.44 cv. pfd. R	1,550	$35,941
United Technologies Corp. $3.75 cv. pfd.	1,000	60,090
Total convertible preferred stocks (cost $96,023)		$96,031

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$35,000	$45,588
Total convertible bonds and notes (cost $36,959)		$45,588

INVESTMENT COMPANIES (—%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	972	$15,299
Solar Capital, Ltd.	791	14,539
Total investment companies (cost $28,779)		$29,838

SHORT-TERM INVESTMENTS (26.4%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.19% [d]	Shares 29,475	$29,475
Putnam Money Market Liquidity Fund 0.08% L	Shares 12,700,081	12,700,081
Putnam Short Term Investment Fund 0.09% L	Shares 32,587,880	32,587,880
SSgA Prime Money Market Fund Class N 0.00% P	Shares 420,000	420,000
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.04%, January 14, 2015	$2,250,000	2,249,876
U.S. Treasury Bills with effective yields ranging from zero % to 0.12%, February 5, 2015 # Δ §	1,883,000	1,882,966

60     Dynamic Risk Allocation Fund

SHORT-TERM INVESTMENTS (26.4%)* cont.	Principal amount/shares	Value
U.S. Treasury Bills with effective yields ranging from zero % to 0.03%, December 4, 2014 # Δ §	$487,000	$487,000
U.S. Treasury Bills with effective yields ranging from zero % to 0.02%, January 15, 2015 # Δ §	6,256,000	6,255,876
Total short-term investments (cost $56,612,805)		$56,613,154

TOTAL INVESTMENTS
Total investments (cost $222,875,105)	$233,798,728

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ADS	American Depository Shares: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
IO	Interest Only
LOC	Letter of Credit
MTN	Medium Term Notes
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2014 through November 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $214,552,804.
†††

The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

†	Non-income-producing security.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

Dynamic Risk Allocation Fund     61

C

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $112,967,354 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	81.3%
United Kingdom	4.7
Japan	2.5
France	1.9
Jersey	1.4
Germany	1.1
Switzerland	1.1
Canada	1.0
Australia	0.9
Netherlands	0.6
Spain	0.5
Luxembourg	0.5
Other	2.5
Total	100.0%

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $55,774,641) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/21/15	$158,214	$158,714	$500
	British Pound	Buy	12/17/14	188,206	198,838	(10,632)
	British Pound	Sell	12/17/14	188,206	196,611	8,405
	Canadian Dollar	Buy	1/21/15	2,271	2,308	(37)
	Canadian Dollar	Sell	1/21/15	2,271	2,319	48
	Chinese Yuan (Offshore)	Buy	2/13/15	314,198	314,871	(673)
	Euro	Buy	12/17/14	285,767	293,095	(7,328)
	Euro	Sell	12/17/14	285,767	301,786	16,019

62     Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $55,774,641) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
	South Korean Won	Buy	2/13/15	$12,087	$7,270	$4,817
	Swiss Franc	Buy	12/17/14	308,057	315,475	(7,418)
	Swiss Franc	Sell	12/17/14	308,057	323,878	15,821
Barclays Bank PLC
	Australian Dollar	Sell	1/21/15	484,054	492,194	8,140
	British Pound	Buy	12/17/14	468,718	489,170	(20,452)
	British Pound	Sell	12/17/14	468,718	483,088	14,370
	Canadian Dollar	Sell	1/21/15	152,947	157,029	4,082
	Chinese Yuan (Offshore)	Buy	2/13/15	640,640	642,992	(2,352)
	Czech Koruna	Buy	12/17/14	155,751	160,457	(4,706)
	Czech Koruna	Sell	12/17/14	155,751	164,333	8,582
	Euro	Sell	12/17/14	438,599	485,827	47,228
	Hong Kong Dollar	Sell	2/13/15	431,618	431,683	65
	Japanese Yen	Sell	2/13/15	146,667	154,201	7,534
	Mexican Peso	Buy	1/21/15	304,402	313,244	(8,842)
	Mexican Peso	Sell	1/21/15	304,402	313,320	8,918
	New Zealand Dollar	Buy	1/21/15	239,668	238,886	782
	Norwegian Krone	Buy	12/17/14	456,594	485,688	(29,094)
	Norwegian Krone	Sell	12/17/14	456,594	488,128	31,534
	Singapore Dollar	Sell	2/13/15	38,859	39,314	455
	South Korean Won	Sell	2/13/15	310,326	315,606	5,280
	Swedish Krona	Sell	12/17/14	36,734	40,902	4,168
	Swiss Franc	Sell	12/17/14	322,135	331,531	9,396
	Turkish Lira	Buy	12/17/14	321,125	311,245	9,880
	Turkish Lira	Sell	12/17/14	321,125	314,913	(6,212)
Citibank, N.A.
	Australian Dollar	Sell	1/21/15	45,870	50,578	4,708
	Brazilian Real	Buy	1/5/15	599,424	624,247	(24,823)
	Brazilian Real	Sell	1/5/15	599,424	610,367	10,943
	Danish Krone	Sell	12/17/14	222,124	234,772	12,648
	Euro	Sell	12/17/14	76,479	93,957	17,478
	Japanese Yen	Sell	2/13/15	245,947	257,227	11,280
	New Zealand Dollar	Buy	1/21/15	467,859	468,463	(604)
	Norwegian Krone	Sell	12/17/14	295,577	301,955	6,378
	Swiss Franc	Buy	12/17/14	335,591	343,676	(8,085)
	Swiss Franc	Sell	12/17/14	335,591	353,163	17,572
Credit Suisse International
	Australian Dollar	Sell	1/21/15	680,592	692,056	11,464
	British Pound	Buy	12/17/14	307,377	321,090	(13,713)
	British Pound	Sell	12/17/14	307,377	324,672	17,295
	Canadian Dollar	Sell	1/21/15	309,563	313,473	3,910
	Euro	Sell	12/17/14	565,565	614,677	49,112

Dynamic Risk Allocation Fund     63

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $55,774,641) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
	Indian Rupee	Buy	2/13/15	$357,660	$362,167	$(4,507)
	Japanese Yen	Buy	2/13/15	1,221,004	1,273,349	(52,345)
	New Zealand Dollar	Buy	1/21/15	318,047	317,890	157
	Norwegian Krone	Sell	12/17/14	156,272	168,724	12,452
	Swedish Krona	Buy	12/17/14	460,927	483,723	(22,796)
	Swedish Krona	Sell	12/17/14	460,927	485,001	24,074
	Swiss Franc	Buy	12/17/14	308,057	315,441	(7,384)
	Swiss Franc	Sell	12/17/14	308,057	323,789	15,732
	Turkish Lira	Buy	12/17/14	320,945	312,127	8,818
	Turkish Lira	Sell	12/17/14	320,945	314,830	(6,115)
Deutsche Bank AG
	Australian Dollar	Buy	1/21/15	384,598	391,828	(7,230)
	Australian Dollar	Sell	1/21/15	384,598	395,497	10,899
	Euro	Sell	12/17/14	258,285	266,033	7,748
	New Zealand Dollar	Buy	1/21/15	296,266	298,329	(2,063)
	Norwegian Krone	Sell	12/17/14	621,813	651,162	29,349
	Swedish Krona	Buy	12/17/14	672,185	692,156	(19,971)
	Swedish Krona	Sell	12/17/14	672,185	714,337	42,152
	Swiss Franc	Buy	12/17/14	308,160	316,087	(7,927)
	Swiss Franc	Sell	12/17/14	308,160	324,146	15,986
	Turkish Lira	Buy	12/17/14	637,536	636,828	708
Goldman Sachs International
	Australian Dollar	Buy	1/21/15	293,196	299,715	(6,519)
	Australian Dollar	Sell	1/21/15	293,196	299,461	6,265
	Canadian Dollar	Buy	1/21/15	468,625	477,046	(8,421)
	Canadian Dollar	Sell	1/21/15	468,625	478,092	9,467
	Euro	Sell	12/17/14	706,086	758,171	52,085
	Japanese Yen	Sell	2/13/15	372,841	376,035	3,194
	New Zealand Dollar	Buy	1/21/15	159,804	160,516	(712)
	Norwegian Krone	Sell	12/17/14	69,411	80,449	11,038
	Swedish Krona	Buy	12/17/14	457,708	474,159	(16,451)
	Swedish Krona	Sell	12/17/14	457,708	469,407	11,699
HSBC Bank USA, National Association
	Australian Dollar	Sell	1/21/15	465,486	475,981	10,495
	British Pound	Buy	12/17/14	154,313	158,288	(3,975)
	British Pound	Sell	12/17/14	154,313	159,480	5,167
	Canadian Dollar	Sell	1/21/15	462,161	472,065	9,904
	Chinese Yuan	Buy	2/13/15	319,538	320,041	(503)
	Euro	Buy	12/17/14	537,461	573,202	(35,741)
	Japanese Yen	Sell	2/13/15	146,666	154,109	7,443
	Norwegian Krone	Buy	12/17/14	146,884	154,971	(8,087)
	Norwegian Krone	Sell	12/17/14	146,884	156,513	9,629

64     Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $55,774,641) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association cont.
	Swedish Krona	Buy	12/17/14	$614,328	$637,426	$(23,098)
	Swedish Krona	Sell	12/17/14	605,369	642,781	37,412
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/21/15	209,511	212,236	2,725
	Brazilian Real	Buy	1/5/15	813,488	846,166	(32,678)
	Brazilian Real	Sell	1/5/15	813,488	832,120	18,632
	British Pound	Sell	12/17/14	2,115,090	2,232,850	117,760
	Canadian Dollar	Buy	1/21/15	129,101	131,177	(2,076)
	Canadian Dollar	Sell	1/21/15	129,101	131,927	2,826
	Czech Koruna	Buy	12/17/14	155,751	160,445	(4,694)
	Czech Koruna	Sell	12/17/14	155,751	164,366	8,615
	Euro	Sell	12/17/14	154,075	164,562	10,487
	Hungarian Forint	Buy	12/17/14	194,826	196,178	(1,352)
	Hungarian Forint	Sell	12/17/14	194,826	200,305	5,479
	Indian Rupee	Sell	2/13/15	53,695	54,319	624
	Japanese Yen	Buy	2/13/15	24,318	25,361	(1,043)
	Japanese Yen	Sell	2/13/15	24,318	24,496	178
	Malaysian Ringgit	Sell	2/13/15	302,038	306,172	4,134
	Mexican Peso	Buy	1/21/15	306,731	314,485	(7,754)
	Mexican Peso	Sell	1/21/15	306,731	315,741	9,010
	New Taiwan Dollar	Sell	2/13/15	276,101	280,221	4,120
	New Zealand Dollar	Buy	1/21/15	198,370	206,492	(8,122)
	Norwegian Krone	Sell	12/17/14	408,439	420,198	11,759
	Singapore Dollar	Sell	2/13/15	360,235	360,620	385
	Swedish Krona	Buy	12/17/14	157,103	161,263	(4,160)
	Swiss Franc	Sell	12/17/14	1,431,387	1,515,507	84,120
Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	1/21/15	98,523	103,595	5,072
	British Pound	Buy	12/17/14	264,113	270,088	(5,975)
	Canadian Dollar	Sell	1/21/15	311,310	315,271	3,961
	Euro	Sell	12/17/14	159,920	159,982	62
	New Zealand Dollar	Buy	1/21/15	312,739	313,184	(445)
	Norwegian Krone	Sell	12/17/14	156,272	166,992	10,720
	Singapore Dollar	Sell	2/13/15	317,391	318,740	1,349
	Swedish Krona	Buy	12/17/14	160,361	162,017	(1,656)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/21/15	475,999	487,790	11,791
	Brazilian Real	Buy	1/5/15	589,108	614,422	(25,314)
	Brazilian Real	Sell	1/5/15	589,108	589,302	194
	British Pound	Buy	12/17/14	152,126	159,035	(6,909)
	Canadian Dollar	Sell	1/21/15	639,828	654,186	14,358
	Euro	Buy	12/17/14	1,547,470	1,596,189	(48,719)

Dynamic Risk Allocation Fund     65

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $55,774,641) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Euro	Sell	12/17/14	$1,547,470	$1,596,142	$48,672
	Israeli Shekel	Sell	1/21/15	295,271	306,987	11,716
	Japanese Yen	Buy	2/13/15	230,235	238,675	(8,440)
	Mexican Peso	Buy	1/21/15	310,063	317,951	(7,888)
	Mexican Peso	Sell	1/21/15	313,446	317,470	4,024
	New Taiwan Dollar	Buy	2/13/15	14,533	14,754	(221)
	New Zealand Dollar	Buy	1/21/15	316,486	321,714	(5,228)
	Norwegian Krone	Buy	12/17/14	1,158,017	1,272,339	(114,322)
	Norwegian Krone	Sell	12/17/14	1,158,017	1,233,317	75,300
	Swedish Krona	Buy	12/17/14	273,473	273,727	(254)
	Swiss Franc	Sell	12/17/14	322,031	336,709	14,678
	Turkish Lira	Buy	12/17/14	319,913	319,695	218
UBS AG
	Australian Dollar	Sell	1/21/15	163,981	170,266	6,285
	British Pound	Sell	12/17/14	159,936	161,000	1,064
	Canadian Dollar	Sell	1/21/15	271,217	277,738	6,521
	Euro	Sell	12/17/14	306,907	308,654	1,747
	Hungarian Forint	Sell	12/17/14	313,573	314,696	1,123
	Swedish Krona	Sell	12/17/14	36,734	39,045	2,311
WestPac Banking Corp.
	Australian Dollar	Sell	1/21/15	191,790	199,576	7,786
	British Pound	Buy	12/17/14	309,407	329,859	(20,452)
	Canadian Dollar	Sell	1/21/15	427,135	436,323	9,188
	Euro	Buy	12/17/14	63,919	36,088	27,831
	New Zealand Dollar	Buy	1/21/15	382,766	389,275	(6,509)
Total						$564,483

FUTURES CONTRACTS OUTSTANDING at 11/30/14 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
DAX Index (Short)	1	$310,070	Dec-14	$(11,163)
Euro-Bobl 5 yr (Long)	49	7,814,151	Dec-14	45,346
Euro-Bund 10 yr (Long)	43	8,172,638	Dec-14	205,261
Euro-Buxl 30 yr (Long)	20	3,729,853	Dec-14	203,366
Euro-CAC 40 Index (Short)	7	381,503	Dec-14	(10,902)
Euro-Schatz 2 yr (Long)	11	1,516,748	Dec-14	(637)
FTSE 100 Index (Short)	4	420,553	Dec-14	1,614
IBEX 35 Index (Long)	15	2,006,984	Dec-14	88,535
Japanese Government Bond 10 yr	21	25,987,533	Dec-14	212,362
MSCI EAFE Index Mini (Short)	43	3,948,260	Dec-14	117,304
Russell 2000 Index Mini (Short)	28	3,280,480	Dec-14	21,477
S&P 500 Index E-Mini (Long)	31	3,202,765	Dec-14	208,894

66     Dynamic Risk Allocation Fund

FUTURES CONTRACTS OUTSTANDING at 11/30/14 (Unaudited) cont.
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Short)	34	$3,512,710	Dec-14	$(134,623)
S&P/TSX 60 Index (Short)	3	452,243	Dec-14	14,271
SPI 200 Index (Short)	4	454,211	Dec-14	9,230
Tokyo Price Index (Long)	18	2,138,651	Dec-14	190,709
U.K. Gilt 10 yr (Long)	29	5,324,326	Mar-15	58,362
U.S. Treasury Bond 30 yr (Long)	11	1,568,875	Mar-15	22,581
U.S. Treasury Bond Ultra 30 yr (Long)	12	1,929,750	Mar-15	37,290
U.S. Treasury Bond Ultra 30 yr (Short)	1	160,813	Mar-15	(3,111)
U.S. Treasury Note 2 yr (Long)	24	5,259,375	Mar-15	5,954
U.S. Treasury Note 5 yr (Long)	47	5,616,133	Mar-15	27,450
U.S. Treasury Note 5 yr (Short)	11	1,314,414	Mar-15	(6,552)
U.S. Treasury Note 10 yr (Long)	104	13,212,875	Mar-15	107,865
U.S. Treasury Note 10 yr (Short)	92	11,688,313	Mar-15	(96,465)
Total				$1,314,418

WRITTEN OPTIONS OUTSTANDING at 11/30/14 (premiums $79,633) (Unaudited)
	Expiration date/strike price	Contract amount	Value
SPDR S&P 500 ETF Trust (Call)	Dec-14/$213.00	$89,268	$31,243
SPDR S&P 500 ETF Trust (Call)	Dec-14/212.50	22,250	6,675
SPDR S&P 500 ETF Trust (Call)	Dec-14/212.00	111,607	42,161
SPDR S&P 500 ETF Trust (Call)	Dec-14/209.50	22,264	13,717
SPDR S&P 500 ETF Trust (Call)	Dec-14/209.00	22,300	8,753
Total			$102,549

TBA SALE COMMITMENTS OUTSTANDING at 11/30/14 (proceeds receivable $5,403,438) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 6s, December 1, 2044	$2,000,000	12/11/14	$2,267,545
Federal National Mortgage Association, 3s, December 1, 2029	1,000,000	12/16/14	1,041,406
Government National Mortgage Association, 3 1/2s, December 1, 2044	2,000,000	12/18/14	2,100,938
Total			$5,409,889

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/14 (Unaudited)
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$16,647,800 E	$224	12/17/16	3 month USD-LIBOR-BBA	1.00%	$(55,593)
11,264,900 E	35,882	12/17/19	3 month USD-LIBOR-BBA	2.25%	87,274

Dynamic Risk Allocation Fund     67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/14 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$59,201,600 E	$(1,074,215)	12/17/24	3 month USD-LIBOR-BBA	3.00%	$2,171,734
2,322,700 E	(45,148)	12/17/44	3 month USD-LIBOR-BBA	3.50%	145,370
Total	$(1,083,257)	$2,348,785
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/14 (Unaudited)
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	$3,800,000	$—	9/21/21	(2.305%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	$(188,716)
	5,000,000	—	7/19/23	(2.585%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(301,520)
	4,000,000	—	6/10/24	(2.50%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(178,472)
	1,000,000	—	11/7/24	(2.2625%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(15,535)
baskets	225,115 F	—	10/19/15	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (MLTRFCF4) of common stocks	3,366,474
units	5,751	—	10/19/15	3 month USD-LIBOR-BBA minus 0.07%	Russell 1000 Total Return Index	(3,152,407)
Barclays Bank PLC
	$4,146,417	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(49,633)
	3,700,000	—	5/8/23	(2.59%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(252,292)
	3,600,000	—	7/19/23	(2.569%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(205,142)
Citibank, N.A.
	1,500,000	—	8/7/22	2.515%	USA Non Revised Consumer Price Index-Urban (CPI-U)	98,393

68     Dynamic Risk Allocation Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/14 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
baskets	72	$—	12/19/14	(3 month USD-LIBOR-BBA plus 0.15%)	A basket (CGPUTQL2) of common stocks	$603,174
units	1,526	—	12/19/14	3 month USD-LIBOR-BBA minus 0.10%	Russell 1000 Total Return Index	(266,922)
Credit Suisse International
	$2,600,000	—	1/9/23	(2.76%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(235,968)
	3,400,000	—	8/7/22	(2.515%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(223,023)
	1,600,000	—	8/8/22	(2.5325%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(107,899)
	700,000	—	9/10/22	(2.5925%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(49,115)
	3,300,000	—	2/8/23	(2.81%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(304,491)
	6,900,000	—	7/19/23	(2.57%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(405,161)
shares	94,529	—	7/1/15	(3 month USD-LIBOR-BBA plus 15 bp)	Common stock of Vanguard FTSE Emerging Markets ETF	94,827
shares	18,900	—	6/8/15	(3 month USD-LIBOR-BBA plus 20 bp)	Common stock of Vanguard FTSE Emerging Markets ETF	(63,890)
shares	37,583	—	9/21/15	(3 month USD-LIBOR-BBA plus 0.20%)	Vanguard Index Funds — MSCI Emerging Markets ETF	(52,247)
Deutsche Bank AG
	$500,000	—	11/7/21	(2.43%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(31,357)
units, EUR	5,010	—	1/26/15	(3 month EUR-EURIBOR-REUTERS plus 12 bp)	iShares EURO STOXX Banks	33,059
Goldman Sachs International
	$1,500,000	—	10/5/22	(2.73%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(119,865)

Dynamic Risk Allocation Fund     69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/14 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	$1,700,000	$—	4/5/23	(2.7475%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	$(135,150)
	4,400,000	—	7/19/23	(2.58%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(245,828)
JPMorgan Chase Bank N.A.
	13,500,000	—	8/7/22	(2.515%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(885,533)
shares	96,600	—	7/14/15	(3 month USD-LIBOR-BBA plus 26 bp)	Common stock of Vanguard FTSE Emerging Markets ETF	50,507
Total		$—	$(3,223,732)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (”ASC 820”) based on the securities’ valuation inputs.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/14 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
EM Series 22 Index	BBB–/P	$151,290	$2,050,000	12/20/19	100 bp	$(4,605)
EM Series 22 Index	BBB–/P	1,196,250	14,500,000	12/20/19	100 bp	90,756
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	28,586	373,000	5/11/63	300 bp	30,675
CMBX NA BBB– Index	BBB–/P	1,641	40,000	5/11/63	300 bp	1,865
CMBX NA BBB– Index	BBB–/P	353	23,000	5/11/63	300 bp	482
CMBX NA BBB– Index	BBB–/P	1,940	20,000	5/11/63	300 bp	2,052
CMBX NA BBB– Index	BBB–/P	1,596	20,000	5/11/63	300 bp	1,708
CMBX NA BBB– Index	BBB–/P	1,549	20,000	5/11/63	300 bp	1,661
CMBX NA BBB– Index	BBB–/P	1,316	20,000	5/11/63	300 bp	1,428
CMBX NA BBB– Index	BBB–/P	243	8,000	5/11/63	300 bp	288
CMBX NA BB Index	—	(77)	10,000	5/11/63	(500 bp)	(170)

70     Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/14 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB Index	—	$(96)	$10,000	5/11/63	(500 bp)	$(189)
CMBX NA BB Index	—	(91)	10,000	5/11/63	(500 bp)	(185)
CMBX NA BB Index	—	220	11,000	5/11/63	(500 bp)	117
CMBX NA BB Index	—	581	22,000	5/11/63	(500 bp)	376
CMBX NA BB Index	—	340	22,000	5/11/63	(500 bp)	135
CMBX NA BB Index	—	227	22,000	5/11/63	(500 bp)	22
CMBX NA BB Index	—	(384)	22,000	5/11/63	(500 bp)	(590)
CMBX NA BB Index	—	(157)	30,000	5/11/63	(500 bp)	(437)
CMBX NA BB Index	—	(427)	22,000	5/11/63	(500 bp)	(632)
CMBX NA BBB– Index	BBB–/P	44	33,000	5/11/63	300 bp	229
CMBX NA BBB– Index	BBB–/P	102	22,000	5/11/63	300 bp	225
CMBX NA BBB– Index	BBB–/P	(221)	22,000	5/11/63	300 bp	(98)
CMBX NA BBB– Index	BBB–/P	83	18,000	5/11/63	300 bp	184
CMBX NA BBB– Index	BBB–/P	179	15,000	5/11/63	300 bp	263
CMBX NA BBB– Index	BBB–/P	149	15,000	5/11/63	300 bp	233
CMBX NA BBB– Index	BBB–/P	(140)	15,000	5/11/63	300 bp	(56)
CMBX NA BBB– Index	BBB–/P	(150)	15,000	5/11/63	300 bp	(66)
CMBX NA BBB– Index	BBB–/P	(50)	15,000	5/11/63	300 bp	34
CMBX NA BBB– Index	BBB–/P	(50)	15,000	5/11/63	300 bp	34
CMBX NA BBB– Index	BBB–/P	(126)	15,000	5/11/63	300 bp	(42)
CMBX NA BBB– Index	BBB–/P	79	13,000	5/11/63	300 bp	152
CMBX NA BBB– Index	BBB–/P	7	11,000	5/11/63	300 bp	69
CMBX NA BBB– Index	BBB–/P	(42)	7,000	5/11/63	300 bp	(3)
CMBX NA BBB– Index	BBB–/P	11	4,000	5/11/63	300 bp	33
CMBX NA BBB– Index	—	(1,220)	26,000	1/17/47	(300 bp)	(835)
CMBX NA BBB– Index	—	(1,469)	26,000	1/17/47	(300 bp)	(1,084)

Dynamic Risk Allocation Fund     71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/14 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA BB Index	—	$(96)	$10,000	5/11/63	(500 bp)	$(189)
CMBX NA BB Index	—	249	11,000	5/11/63	(500 bp)	146
CMBX NA BB Index	—	(201)	19,000	5/11/63	(500 bp)	(379)
CMBX NA BBB– Index	BBB–/P	(120)	15,000	5/11/63	300 bp	(36)
CMBX NA BBB– Index	BBB–/P	(140)	15,000	5/11/63	300 bp	(56)
CMBX NA BBB– Index	BBB–/P	(150)	15,000	5/11/63	300 bp	(66)
CMBX NA BBB– Index	BBB–/P	(150)	15,000	5/11/63	300 bp	(66)
CMBX NA BBB– Index	BBB–/P	(60)	15,000	5/11/63	300 bp	24
CMBX NA BBB– Index	BBB–/P	84	14,000	5/11/63	300 bp	162
CMBX NA BBB– Index	BBB–/P	157	14,000	5/11/63	300 bp	234
Total		$1,381,659	$123,803
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/14 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 23 Index	B+/P	$(391,500)	$6,520,000	12/20/19	500 bp	$132,201
NA IG Series 23 Index	BBB+/P	(111,285)	8,100,000	12/20/19	100 bp	51,530
Total		$(502,785)	$183,731
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

72     Dynamic Risk Allocation Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$2,021,486	$2,151,785	$—
Capital goods	2,318,447	1,435,744	—
Communication services	1,524,266	1,194,420	—
Conglomerates	1,821,894	382,752	—
Consumer cyclicals	9,062,246	3,694,092	—
Consumer staples	6,367,548	2,797,062	—
Energy	4,416,864	1,455,707	—
Financials	22,091,784	6,283,872	—
Health care	9,138,899	2,832,177	—
Technology	10,431,981	1,337,808	—
Transportation	1,589,389	440,644	—
Utilities and power	1,831,421	990,508	—
Total common stocks	72,616,225	24,996,571	—
Asset-backed securities	—	4,394,000	—
Commodity linked notes	—	6,565,357	—
Convertible bonds and notes	—	45,588	—
Convertible preferred stocks	—	96,031	—
Corporate bonds and notes	—	42,383,302	—**
Foreign government and agency bonds and notes	—	973,309	—
Investment companies	29,838	—	—
Mortgage-backed securities	—	7,279,748	—
Preferred stocks	210,679	117,567	—
Purchased options outstanding	—	905,596	—
Senior loans	—	440,657	—
U.S. government and agency mortgage obligations	—	16,131,106	—
Short-term investments	45,707,961	10,905,193	—
Totals by level	$118,564,703	$115,234,025	$—
Dynamic Risk Allocation Fund     73

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$564,483	$—
Futures contracts	1,314,418	—	—
Written options outstanding	—	(102,549)	—
TBA sale commitments	—	(5,409,889)	—
Interest rate swap contracts	—	3,432,042	—
Total return swap contracts	—	(3,223,732)	—
Credit default contracts	—	(571,340)	—
Totals by level	$1,314,418	$(5,310,985)	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
**Value of Level 3 security is $—.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

74     Dynamic Risk Allocation Fund

Statement of assets and liabilities 11/30/14 (Unaudited)
ASSETS
Investment in securities, at value, including $24,685 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $177,557,669)	$188,481,292
Affiliated issuers (identified cost $45,317,436) (Notes 1 and 5)	45,317,436
Foreign currency (cost $6,003) (Note 1)	5,680
Dividends, interest and other receivables	959,103
Receivable for shares of the fund sold	828,229
Receivable for investments sold	4,514,450
Receivable for sales of delayed delivery securities (Note 1)	4,373,514
Receivable for variation margin (Note 1)	504,339
Unrealized appreciation on forward currency contracts (Note 1)	1,257,510
Unrealized appreciation on OTC swap contracts (Note 1)	4,380,021
Premium paid on OTC swap contracts (Note 1)	5,617
Prepaid assets	58,615
Total assets	250,685,806
LIABILITIES
Payable to custodian	279,664
Payable for investments purchased	4,854,586
Payable for purchases of delayed delivery securities (Note 1)	15,046,401
Payable for shares of the fund repurchased	39,492
Payable for compensation of Manager (Note 2)	136,760
Payable for custodian fees (Note 2)	28,759
Payable for investor servicing fees (Note 2)	63,219
Payable for Trustee compensation and expenses (Note 2)	10,764
Payable for administrative services (Note 2)	681
Payable for distribution fees (Note 2)	28,690
Payable for variation margin (Note 1)	72,573
Unrealized depreciation on OTC swap contracts (Note 1)	7,479,950
Premium received on OTC swap contracts (Note 1)	1,387,276
Unrealized depreciation on forward currency contracts (Note 1)	693,027
Written options outstanding, at value (premiums $79,633) (Notes 1 and 3)	102,549
TBA sale commitments, at value (proceeds receivable $5,403,438) (Note 1)	5,409,889
Collateral on securities loaned, at value (Note 1)	29,475
Collateral on certain derivative contracts, at value (Note 1)	420,000
Other accrued expenses	49,247
Total liabilities	36,133,002
Net assets	$214,552,804

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund     75

	Statement of assets and liabilities (Continued)
	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$198,270,634
	Undistributed net investment income (Note 1)	1,061,453
	Accumulated net realized gain on investments and foreign currency transactions (Note 1)	3,011,757
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	12,208,960
	Total — Representing net assets applicable to capital shares outstanding	$214,552,804
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($28,345,755 divided by 2,459,032 shares)	$11.53
	Offering price per class A share (100/94.25 of $11.53)*	$12.23
	Net asset value and offering price per class B share ($3,806,260 divided by 335,677 shares)**	$11.34
	Net asset value and offering price per class C share ($16,149,200 divided by 1,424,389 shares)**	$11.34
	Net asset value and redemption price per class M share ($337,857 divided by 29,342 shares)	$11.51
	Offering price per class M share (100/96.50 of $11.51)*	$11.93
	Net asset value, offering price and redemption price per class R share ($543,743 divided by 47,489 shares)	$11.45
	Net asset value, offering price and redemption price per class R5 share ($11,528 divided by 996 shares)†	$11.58
	Net asset value, offering price and redemption price per class R6 share ($29,821,329 divided by 2,577,657 shares)	$11.57
	Net asset value, offering price and redemption price per class Y share ($135,537,132 divided by 11,732,674 shares)	$11.55
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

76     Dynamic Risk Allocation Fund

Statement of operations Six months ended 11/30/14 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $16,457 from investments in affiliated issuers) (Note 5)	$1,248,895
Dividends	1,086,885
Securities lending (Note 1)	205
Total investment income	2,335,985
EXPENSES
Compensation of Manager (Note 2)	954,429
Investor servicing fees (Note 2)	194,051
Custodian fees (Note 2)	34,757
Trustee compensation and expenses (Note 2)	3,556
Distribution fees (Note 2)	140,950
Administrative services (Note 2)	2,099
Other	116,885
Fees waived and reimbursed by Manager (Note 2)	(78,645)
Total expenses	1,368,082
Expense reduction (Note 2)	(232)
Net expenses	1,367,850
Net investment income	968,135

Net realized gain on investments (Notes 1 and 3)	1,214,573
Net realized gain on swap contracts (Note 1)	1,021,432
Net realized gain on futures contracts (Note 1)	1,195,877
Net realized gain on foreign currency transactions (Note 1)	212,493
Net realized loss on written options (Notes 1 and 3)	(1,218,911)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	678,773
Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	(4,970,483)
Net loss on investments	(1,866,246)
Net decrease in net assets resulting from operations	$(898,111)

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund     77

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/14*	Year ended 5/31/13
	Operations:
	Net investment income	$968,135	$991,425
	Net realized gain on investments and foreign currency transactions	2,425,464	5,738,825
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(4,291,710)	11,284,886
	Net increase (decrease) in net assets resulting from operations	(898,111)	18,015,136
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	—	(256,283)
	Class B	—	(4,243)
	Class C	—	—
	Class M	—	(628)
	Class R	—	(2,406)
	Class R5	—	(109)
	Class R6	—	(24,169)
	Class Y	—	(1,370,389)
	Increase (decrease) from capital share transactions (Note 4)	25,315,673	(75,119,062)
	Total increase (decrease) in net assets	24,417,562	(58,762,153)
	NET ASSETS
	Beginning of period	190,135,242	248,897,395
	End of period (including undistributed net investment income of $1,061,453 and $93,318, respectively)	$214,552,804	$190,135,242
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

78     Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund     79

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
November 30, 2014**	$11.58	.04	(.09)	(.05)	—	—	—	$11.53	(.43) *	$28,346	.70*	.38*	123*[f]
May 31, 2014	10.63	.04	.98	1.02	(.07)	—	(.07)	11.58	9.59	33,884	1.40	.33	117[g]
May 31, 2013	10.24	.01	.81	.82	(.20)	(.23)	(.43)	10.63	7.97	68,440	1.40	.06	130[g,h]
May 31, 2012†	10.00	(.02)	.39	.37	(.09)	(.04)	(.13)	10.24	3.77*	38,666	.98*	(.22) *	41*
Class B
November 30, 2014**	$11.44	—[e]	(.10)	(.10)	—	—	—	$11.34	(.87) *	$3,806	1.08*	.01*	123*[f]
May 31, 2014	10.53	(.03)	.95	.92	(.01)	—	(.01)	11.44	8.78	3,705	2.15	(.32)	117[g]
May 31, 2013	10.20	(.07)	.81	.74	(.18)	(.23)	(.41)	10.53	7.22	2,852	2.15	(.61)	130[g,h]
May 31, 2012†	10.00	(.07)	.38	.31	(.07)	(.04)	(.11)	10.20	3.19*	727	1.50*	(.68) *	41*
Class C
November 30, 2014**	$11.44	—[e]	(.10)	(.10)	—	—	—	$11.34	(.87) *	$16,149	1.08*	.01*	123*[f]
May 31, 2014	10.51	(.04)	.97	.93	—	—	—	11.44	8.85	16,325	2.15	(.38)	117[g]
May 31, 2013	10.19	(.06)	.80	.74	(.19)	(.23)	(.42)	10.51	7.18	21,015	2.15	(.57)	130[g,h]
May 31, 2012†	10.00	(.07)	.38	.31	(.08)	(.04)	(.12)	10.19	3.21*	3,151	1.50*	(.66) *	41*
Class M
November 30, 2014**	$11.60	.02	(.11)	(.09)	—	—	—	$11.51	(.78) *	$338	.95*	.14*	123*[f]
May 31, 2014	10.66	(.01)	.97	.96	(.02)	—	(.02)	11.60	9.03	339	1.90	(.09)	117[g]
May 31, 2013	10.21	(.05)	.82	.77	(.09)	(.23)	(.32)	10.66	7.52	358	1.90	(.47)	130[g,h]
May 31, 2012†	10.00	(.06)	.39	.33	(.08)	(.04)	(.12)	10.21	3.39*	363	1.33*	(.60) *	41*
Class R
November 30, 2014**	$11.52	.03	(.10)	(.07)	—	—	—	$11.45	(.61) *	$544	.83*	.26*	123*[f]
May 31, 2014	10.59	.02	.97	.99	(.06)	—	(.06)	11.52	9.34	484	1.65	.17	117[g]
May 31, 2013	10.23	(.01)	.80	.79	(.20)	(.23)	(.43)	10.59	7.70	458	1.65	(.11)	130[g,h]
May 31, 2012†	10.00	(.05)	.40	.35	(.08)	(.04)	(.12)	10.23	3.59*	102	1.15*	(.45) *	41*
Class R5
November 30, 2014**	$11.62	.06	(.10)	(.04)	—	—	—	$11.58	(.34) *	$12	.58*	.51*	123*[f]
May 31, 2014	10.68	.07	.98	1.05	(.11)	—	(.11)	11.62	9.91	12	1.15	.67	117[g]
May 31, 2013††	10.56	.03	.53	.56	(.21)	(.23)	(.44)	10.68	5.26*	11	1.05*	.25*	130[g,h]
Class R6
November 30, 2014**	$11.61	.06	(.10)	(.04)	—	—	—	$11.57	(.34) *	$29,821	.54*	.55*	123*[f]
May 31, 2014	10.68	.07	.98	1.05	(.12)	—	(.12)	11.61	9.93	2,055	1.11	.68	117[g]
May 31, 2013††	10.56	.08	.49	.57	(.22)	(.23)	(.45)	10.68	5.31*	2,713	1.05*	.63*	130[g,h]
Class Y
November 30, 2014**	$11.59	.06	(.10)	(.04)	—	—	—	$11.55	(.35) *	$135,537	.58*	.51*	123*[f]
May 31, 2014	10.65	.07	.98	1.05	(.11)	—	(.11)	11.59	9.87	133,332	1.15	.64	117[g]
May 31, 2013	10.26	.03	.82	.85	(.23)	(.23)	(.46)	10.65	8.21	153,051	1.15	.32	130[g,h]
May 31, 2012†	10.00	.01	.38	.39	(.09)	(.04)	(.13)	10.26	4.02*	84,578	.80*	.11*	41*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

80	Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund	81

Financial highlights (Continued)

* Not annualized

** Unaudited.

† For the period September 19, 2011 (commencement of operations) to May 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to May 31, 2013.

   a    Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b    Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c    Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d    Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	Percentage of average net assets
	11/30/14	5/31/14	5/31/13	5/31/12
Class A	0.04%	0.10%	0.16%	0.61%
Class B	0.04	0.10	0.16	0.61
Class C	0.04	0.10	0.16	0.61
Class M	0.04	0.10	0.16	0.61
Class R	0.04	0.10	0.16	0.61
Class R5	<0.01	0.06	0.08	N/A
Class R6	N/A	N/A	N/A	N/A
Class Y	0.04	0.10	0.16	0.61

e  Amount represents less than $0.01 per share.

f  Portfolio turnover includes TBA purchase and sale commitments.

g  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %
May 31, 2014	212%
May 31, 2013	230

h Reflects revision of portfolio turnover rate presented in the fund’s May 31, 2013 audited financial statements.

The accompanying notes are an integral part of these financial statements.

82     Dynamic Risk Allocation Fund

Notes to financial statements 11/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2014 through November 30, 2014.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposure to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment grade securities, which are sometimes referred to as “junk bonds”); mortgage-and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts. These asset classes offer different return potential and exposure to different investment risks.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Board has formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

Dynamic Risk Allocation Fund     83

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

84     Dynamic Risk Allocation Fund

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all

Dynamic Risk Allocation Fund     85

exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries, and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or

86     Dynamic Risk Allocation Fund

loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA

Dynamic Risk Allocation Fund     87

purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,726,180 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $3,453,676 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $29,475 and the value of securities loaned amounted to $24,685.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings

88     Dynamic Risk Allocation Fund

may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $223,058,229, resulting in gross unrealized appreciation and depreciation of $15,903,436 and $5,162,937, respectively, or net unrealized appreciation of $10,740,499.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.050%	of the first $5 billion,
1.000%	of the next $5 billion,
0.950%	of the next $10 billion,
0.900%	of the next $10 billion,
0.850%	of the next $50 billion,
0.830%	of the next $50 billion,
0.820%	of the next $100 billion and
0.815%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2015, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $78,645 as a result of this limit.

Dynamic Risk Allocation Fund     89

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$31,016
Class B	3,820
Class C	16,234
Class M	339
Class R	503
Class R5	9
Class R6	7,128
Class Y	135,002
Total	$194,051

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $232 under the expense offset arrangements and by $448 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $122, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments

90     Dynamic Risk Allocation Fund

by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$38,604
Class B	19,018
Class C	80,812
Class M	1,265
Class R	1,251
Total	$140,950

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,386 and $66 from the sale of class A and class M shares, respectively, and received $1,623 and $152 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6 and no monies on class A and class M redemptions, respectively.

Note 3: Purchase and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$235,185,036	$199,861,201
U.S. government securities (Long-term)	—	—
Total	$235,185,036	$199,861,201

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$226,536	$51,227
Options opened	1,221,209	424,323
Options exercised	—	—
Options expired	(479,419)	(110,111)
Options closed	(700,637)	(285,806)
Written options outstanding at the end of the reporting period	$267,689	$79,633

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/14		Year ended 5/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	281,424	$3,242,563	804,548	$8,713,678
Shares issued in connection with reinvestment of distributions	—	—	20,972	228,803
	281,424	3,242,563	825,520	8,942,481
Shares repurchased	(747,525)	(8,643,944)	(4,336,778)	(46,475,698)
Net decrease	(466,101)	$(5,401,381)	(3,511,258)	$(37,533,217)

Dynamic Risk Allocation Fund     91

	Six months ended 11/30/14		Year ended 5/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	30,900	$352,357	101,490	$1,096,016
Shares issued in connection with reinvestment of distributions	—	—	306	3,313
	30,900	352,357	101,796	1,099,329
Shares repurchased	(19,147)	(218,652)	(48,780)	(526,630)
Net increase	11,753	$133,705	53,016	$572,699

	Six months ended 11/30/14		Year ended 5/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	115,061	$1,308,905	366,562	$3,883,865
Shares issued in connection with reinvestment of distributions	—	—	—	—
	115,061	1,308,905	366,562	3,883,865
Shares repurchased	(118,160)	(1,342,659)	(937,842)	(10,045,435)
Net decrease	(3,099)	$(33,754)	(571,280)	$(6,161,570)

	Six months ended 11/30/14		Year ended 5/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	1,186	$13,822	9,177	$98,335
Shares issued in connection with reinvestment of distributions	—	—	57	628
	1,186	13,822	9,234	98,963
Shares repurchased	(1,044)	(12,013)	(13,577)	(145,979)
Net increase (decrease)	142	$1,809	(4,343)	$(47,016)

	Six months ended 11/30/14		Year ended 5/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	5,542	$62,197	6,331	$67,319
Shares issued in connection with reinvestment of distributions	—	—	170	1,846
	5,542	62,197	6,501	69,165
Shares repurchased	(27)	(315)	(7,736)	(82,379)
Net increase (decrease)	5,515	$61,882	(1,235)	$(13,214)

	Six months ended 11/30/14		Year ended 5/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	—	—	10	109
	—	—	10	109
Shares repurchased	—	—	—	—
Net increase (decrease)	—	$—	10	$109

92     Dynamic Risk Allocation Fund

	Six months ended 11/30/14		Year ended 5/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,408,013	$27,904,413	48,166	$526,412
Shares issued in connection with reinvestment of distributions	—	—	2,213	24,169
	2,408,013	27,904,413	50,379	550,581
Shares repurchased	(7,394)	(84,831)	(127,386)	(1,378,922)
Net increase (decrease)	2,400,619	$27,819,582	(77,007)	$(828,341)

	Six months ended 11/30/14		Year ended 5/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,030,453	$11,919,193	1,822,112	$19,827,758
Shares issued in connection with reinvestment of distributions	—	—	121,533	1,325,923
	1,030,453	11,919,193	1,943,645	21,153,681
Shares repurchased	(797,402)	(9,185,363)	(4,808,631)	(52,262,193)
Net increase (decrease)	233,051	$2,733,830	(2,864,986)	$(31,108,512)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R	10,000	21.1%	$114,500
Class R5	996	100.0%	$11,528
Class R6	997	<0.1%	$11,535

At the close of the reporting period, a shareholder of record owned 12.7% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$10,960,847	$19,598,787	$17,859,553	$5,458	$12,700,081
Putnam Short Term Investment Fund*	35,761,784	29,758,145	32,932,049	10,999	32,587,880
Totals	$46,722,631	$49,356,932	$50,791,602	$16,457	$45,287,961

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Dynamic Risk Allocation Fund     93

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$250,000
Written equity option contracts (contract amount) (Note 3)	$200,000
Futures contracts (number of contracts)	600
Forward currency contracts (contract amount)	$92,100,000
Centrally cleared interest rate swap contracts (notional)	$83,400,000
OTC total return swap contracts (notional)	$158,100,000
OTC credit default contracts (notional)	$16,800,000
Centrally cleared credit default contracts (notional)	$32,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$692,112	Payables	$1,263,452
Foreign exchange contracts	Receivables	1,257,510	Payables	693,027
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	5,705,671*	Payables, Net assets — Unrealized depreciation	3,794,703*
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	4,512,089*	Payables, Net assets — Unrealized depreciation	4,097,282*
Total		$12,167,382		$9,848,464

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

94     Dynamic Risk Allocation Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$261,245	$261,245
Foreign exchange contracts	—	—	162,911	—	$162,911
Equity contracts	(1,825,566)	(221,109)	—	(427,906)	$(2,474,581)
Interest rate contracts	—	1,416,986	—	1,188,093	$2,605,079
Total	$(1,825,566)	$1,195,877	$162,911	$1,021,432	$554,654

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(699,109)	$(699,109)
Foreign exchange contracts	—	—	704,624	—	$704,624
Equity contracts	(194,518)	992,276	—	198,587	$996,345
Interest rate contracts	—	321,270	—	(1,541,117)	$(1,219,847)
Total	$(194,518)	$1,313,546	$704,624	$(2,041,639)	$(217,987)

Dynamic Risk Allocation Fund     95

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$297,321	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$297,321
OTC Total return swap contracts*#	3,366,474	—	—	701,567	94,827	33,059	—	—	50,507	—	—	—	—	—	4,246,434
OTC Credit default contracts*#	—	—	—	—	5,021	—	575	—	—	—	—	—	—	—	5,596
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	207,018	—	—	—	—	207,018
Forward currency contracts#	45,610	160,414	—	81,007	143,014	106,842	93,748	80,050	280,854	—	21,164	180,951	19,051	44,805	1,257,510
Purchased options**#	—	274,957	—	—	—	—	—	—	630,639	—	—	—	—	—	905,596
Total Assets	$3,412,084	$435,371	$297,321	$782,574	$242,862	$139,901	$94,323	$80,050	$962,000	$207,018	$21,164	$180,951	$19,051	$44,805	$6,919,475
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	4,753	—	—	—	—	—	—	—	—	—	—	—	4,753
OTC Total return swap contracts*#	3,836,650	507,067	—	266,922	1,441,794	31,357	500,843	—	885,533	—	—	—	—	—	7,470,166
OTC Credit default contracts*#	—	1,261,389	—	—	1,689	—	374	—	—	—	—	—	—	—	1,263,452
Centrally cleared credit default contracts§	—	—	24,681	—	—	—	—	—	—	—	—	—	—	—	24,681
Futures contracts§	—	—	—	—	—	—	—	—	—	43,139	—	—	—	—	43,139
Forward currency contracts#	26,088	71,658	—	33,512	106,860	37,191	32,103	71,404	61,879	—	8,076	217,295	—	26,961	693,027
Written options#	—	42,161	—	—	—	—	—	—	60,388	—	—	—	—	—	102,549
Total Liabilities	$3,862,738	$1,882,275	$29,434	$300,434	$1,550,343	$68,548	$533,320	$71,404	$1,007,800	$43,139	$8,076	$217,295	$—	$26,961	$9,601,767
Total Financial and Derivative Net Assets	$(450,654)	$(1,446,904)	$267,887	$482,140	$(1,307,481)	$71,353	$(438,997)	$8,646	$(45,800)	$163,879	$13,088	$(36,344)	$19,051	$17,844	$(2,682,292)
Total collateral received (pledged)†##	$(319,968)	$(1,446,904)	$—	$420,000	$(1,149,885)	$—	$(391,961)	$—	$—	$—	$—	$—	$—	$—
Net amount	$(130,686)	$—	$267,887	$62,140	$(157,596)	$71,353	$(47,036)	$8,646	$(45,800)	$163,879	$13,088	$(36,344)	$19,051	$17,844

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

96     Dynamic Risk Allocation Fund

Dynamic Risk Allocation Fund     97

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

98     Dynamic Risk Allocation Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Risk Allocation Fund     99

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

100     Dynamic Risk Allocation Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA735
291783 1/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2015